As filed with the Securities and Exchange Commission on July 31, 2003
				   Securities Act File No. 333-105902

		U.S. SECURITIES AND EXCHANGE COMMISSION
			WASHINGTON, D.C.  20549

				FORM N-14

	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]  Pre-Effective 		       [  ]  Post-Effective
     Amendment No.  1			     Amendment No. ________

---------------------------------------------------------------------
			    Managers Trust I
	    (Exact Name of Registrant as Specified in Charter)
---------------------------------------------------------------------
			     1-800-835-3879
           (Registrant's Telephone Number, Including Area Code)
---------------------------------------------------------------------
	     40 Richards Avenue, Norwalk, Connecticut  06854
           (Address of Principal Executive Offices, Including
                  Number, Street, State and Zip Code)

---------------------------------------------------------------------
			    Donald S. Rumery
			 The Managers Funds LLC
	    40 Richards Avenue, Norwalk, Connecticut  06854
		(Name and Address of Agent for Service)

---------------------------------------------------------------------
	    Copies of all communications should be sent to:
			Philip H. Newman, P.C.
			 Goodwin Procter  LLP
	      Exchange Place, Boston, Massachusetts  02109
---------------------------------------------------------------------
	    Approximate Date of Proposed Public Offering:

     As soon as practicable after this Registration Statement
			becomes effective.

		Title of Securities Being Registered:
    Shares of Beneficial Interest of First Quadrant Tax-Managed
			    Equity Fund
		  a series of Managers Trust I
---------------------------------------------------------------------

No filing fee is required because an indefinite number of shares of beneficial interest, without par value, of the Registrant previously have been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

			THE MANAGERS TRUST I
			--------------------
	    CONTENTS OF REGISTRATION STATEMENT ON FORM N-14
	    -----------------------------------------------

This Registration Statement consists of the following papers and documents:

Cover Sheet

Table of Contents

First Quadrant Tax-Managed Equity Fund

	Part A - Prospectus
	Part B - Statement of Additional Information
	Part C - Other Information

Signature Page

Exhibits

		MANAGERS TRUST I

               40 Richards Avenue,
	   Norwalk, Connecticut  06854

		1-800-835-3879

		  PROSPECTUS
		  ----------
This Prospectus is being furnished to shareholders of First Quadrant Tax-Managed Equity Fund ("FQ Fund"), a series of Managers AMG Funds ("AMG Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan") by and between The Managers Trust I on behalf of its sole series also named First Quadrant Tax-Managed Equity Fund (the "Fund"), and AMG Trust on behalf of FQ Fund. Under the Plan, FQ Fund shareholders receive in exchange for their FQ Fund shares, shares of the Fund equal in total value to their holdings in FQ Fund as of the closing date of the reorganization to be accomplished by the Plan (the "Reorganization"). The Fund, which has substantially the same investment objective and policies as FQ Fund and for which FQ Fund's sub-advisor First Quadrant, L.P. also serves as sub-advisor, is designed to be a continuation of FQ Fund. After the Reorganization is complete, FQ Fund will be dissolved. The Reorganization is expected to be effective on or about July 31, 2003.

In approving the Plan, the Board of Trustees of AMG Trust considered, among other things, that the shareholders of FQ Fund may benefit by becoming shareholders of the Fund because the larger combined Fund resulting from the Reorganization is expected to have lower operating expenses than FQ Fund would have if it continued to operate as a stand-alone fund. The Board of Trustees of AMG Trust also noted that, as a result of changes to be made in connection with the Reorganization, at the time of the Reorganization, the Fund would have substantially the same investment objective and policies as FQ Fund. The Board of Trustees of AMG Trust was also advised by legal counsel that the Reorganization would be treated as a tax-free reorganization for federal income tax purposes. Shareholders of FQ Fund are not being asked to vote on the Plan or approve the Reorganization.

The Fund is a series of The Managers Trust I (the "Trust"), a Massachusetts business trust registered as an open-end, diversified management investment company that was organized on December 18, 1991. FQ Fund is a series of AMG Trust, organized as a Massachusetts business trust on June 18, 1999 and registered as an open-end, diversified management investment company, which consists of eight separate series. The principal executive offices of the Trust and AMG Trust are located at 40 Richards Avenue, Norwalk, Connecticut 06854. The telephone number of the Trust and AMG Trust is 1-800-835-3879. The Managers Funds LLC (the "Manager") serves as the investment manager to both the Fund and FQ Fund. The investment objective of the Fund and FQ Fund is to seek to achieve long-term after-tax returns for investors.

This Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Trust and the Fund, and the transaction contemplated by the Plan. Additional information about the Fund, FQ Fund and their respective investments is available in the Fund's and FQ Fund's respective Annual and Semi-Annual Reports. Copies of (a) the Fund's Annual Report for the fiscal year ended March 31, 2003 and (b) FQ Fund's Annual Report for the fiscal year ended October 31, 2002 accompany this prospectus. A Statement of Additional Information dated July 31, 2003 relating to the transaction described in this Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into (is legally part of) and accompanies this Prospectus. You can obtain free copies of these documents by calling the Fund at 1-800-835-3879 or by submitting a written request to the Fund's principal executive offices. The Trust, AMG Trust and each series thereof, are subject to the informational requirements of the Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information dated July 31,
2003 and other material incorporated by reference, together with other information regarding the Trust, AMG Trust and each series thereof.

We are not asking you for a proxy and you are requested not to send us a proxy. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is July 31, 2003.

			TABLE OF CONTENTS
			-----------------

			   Prospectus

						PAGE
						-----
SYNOPSIS					1
The Reorganization and Related Actions		1
Investment Objectives And Policies		1
Purchases/Redemptions/Exchanges			2
Dividends And Other Distributions		2

PRINCIPAL RISK FACTORS				2
Market Risk					2
Management Risk					2
Tax-Management Risk				2

FEES AND EXPENSES				3
THE REORGANIZATION				4
The Plan					4
Reasons for the Reorganization			5
Federal Income Tax Consequences			6
Description of Shares				6
Capitalization					7

INVESTMENT OBJECTIVES AND PRINCIPAL
  INVESTMENT STRATEGIES				7
Investment Objective				7
Principal Investment Strategies			7
Additional Practices/Risks			8

PERFORMANCE SUMMARY				8
Annual Total Returns - Since Inception
  on December 18, 2000				10

SHAREHOLDER INFORMATION				12
Pricing of Shares				12
Purchase of Shares				13

HOW TO PURCHASE SHARES				14
Redemption of Shares				15

INVESTOR SERVICES				16

OPERATING POLICIES				16

ACCOUNT STATEMENTS				17

DIVIDENDS AND DISTRIBUTIONS			17

TAX INFORMATION					17

SHARE OWNERSHIP					18
Control Persons					18
Five Percent Holders				18
Shares Held by Officers and Trustees		19


			(i)

		The Managers Trust I

    40 Richards Avenue, Norwalk, Connecticut  06854
		   1-800-835-3879

		     PROSPECTUS
		Dated July 31, 2003

		      SYNOPSIS

The Reorganization and Related Actions
--------------------------------------
At a meeting held on March 14, 2003, the Board of Trustees of AMG Trust unanimously approved the Plan which provides for the transfer on a tax-free basis of the assets of FQ Fund to the Fund in exchange for shares of the Fund and the assumption by the Fund of the stated liabilities, if any, of FQ Fund. The Board of Trustees of each Trust concluded that the Reorganization is in the best interests of its shareholders and that the interests of each Fund's shareholders would not be diluted as a result of the transaction.

Under the Plan, FQ Fund will transfer substantially all of its assets to the Fund in exchange for shares of the Fund and the Fund's assumption of all stated liabilities of FQ Fund. FQ Fund will then distribute the shares of the Fund it has received to FQ Fund shareholders in exchange for their shares of FQ Fund, and FQ Fund will be dissolved. Immediately after the Reorganization, which is expected to take place on or about July 31, 2003, each person who held shares in FQ Fund will hold shares in the Fund with exactly the same total value. The Plan provides that the costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus will be borne 40% by the Manager, 48% by the Fund and 12% by FQ Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the significant conditions (which may not be waived) are the receipt by the Fund and FQ Fund of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.
In anticipation of the Reorganization, the Fund, formerly known as Managers U.S. Stock Market Plus Fund, has amended its investment objective and policies to be substantially similar to those of FQ Fund and adopted the name "First Quadrant Tax-Managed Equity Fund." Through these actions, it is intended that the Fund serve for all practical purposes as a continuation of FQ Fund.

Investment Objectives And Policies
----------------------------------
The Fund and FQ Fund have substantially the same investment objective and policies, so that the description below also applies to FQ Fund.

The Fund's investment objective is to seek to achieve long-term after-tax returns for investors. The Fund pursues this objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflect the characteristics of the Russell 3000 Index (the "Benchmark") in terms of industry, earnings growth, valuation and similar measurements. Moreover, the Fund invests at least 80% of its assets in equity securities, (generally common and preferred stocks) and in approximately 75 to 250 stocks using quantitative models that analyze top-down (market and economic) conditions and bottom-up (company specific) data to enhance long-term returns through the stock selection process. Consistent with its investment objective, the Fund applies a variety of tax-sensitive investment techniques designed to minimize taxable income and realized capital gains for shareholders.

Purchases/Redemptions/Exchanges
-------------------------------
Each Fund's procedures to purchase and redeem shares and exchange privilege are substantially the same. Shareholders should refer to the "Shareholder Information" section of this Prospectus for a more detailed discussion of these features of the Fund.

Dividends And Other Distributions
---------------------------------
Each Fund ordinarily declares and pays income dividends and net capital gain distributions, if any, annually in December.

PRINCIPAL RISK FACTORS
----------------------
The Fund has substantially the same risk factors as FQ
Fund, so that the description below of the Fund's Principal Risk
Factors also applies to FQ Fund. Risk is the possibility that an investor will lose money or not make any additional money by investing in the Fund or FQ Fund.

Market Risk
-----------
The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk
---------------
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund's investment strategy depends significantly on the skill of its sub-advisor, First Quadrant, L.P., in assessing the potential of the securities in which the Fund invests. There can be no guarantee that First Quadrant, L.P.'s application of its investment techniques and risk analyses will produce the desired results.

Tax-Management Risk
-------------------
First Quadrant, L.P. applies a variety of tax-management investment strategies designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expenses and daily net sales and redemptions. In addition, investors who purchase shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets.

FEES AND EXPENSES
-----------------
This table discloses the fees and expenses that you may pay if you buy and hold shares of the Fund or FQ Fund and how those fees and expenses may be affected by the Reorganization and related actions. As shown by this table, there are no transaction charges when you buy or sell shares of either Fund, nor will there be any such charges in connection with or following the Reorganization.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions	None
Exchange Fees					None
Redemption Fees					None
Maximum Account Fee				None



Set forth below is a comparison of operating expenses for
(a) the Fund as it operated prior to the changes to its investment objective and policies related to the Reorganization that will cause it to operate in substantially the same manner as FQ Fund going forward and without giving effect to the Reorganization (under the heading "The Fund (Pre-Reorganization)"), (b) FQ Fund and (c) the Fund on a pro forma (estimated) basis as of April 30, 2003 after giving effect to the Reorganization (under the heading "The Fund Pro Forma Combined (Post Reorganization As of April 30, 2003)").

		Annual Fund Operating Expenses
		------------------------------
(expenses that are deducted from the assets of the Fund and FQ
Fund)

                                                                  The Fund
                               The Fund                           Pro Forma Combined
                              (Pre-Reorganization)   FQ Fund      (as of 4/30/03)
                              --------------------  ---------     ---------------------

Management Fee                       0.70%            0.85%               0.85%
Distribution (12b-1) Fees(1)          None            0.00%                None
Other Expenses                       0.97%(1)         1.38%               0.68%
                                     -------          -----              -------
Total Annual Fund Operating Expenses 1.67%            2.23%               1.53%
Fee Waiver and Reimbursement         -0.39%(2)       -1.23% (3)          -0.54% (4)
                                     -------          -----              -------
Net Annual Fund Operating Expenses   1.28% (1)        1.00%               0.99%
                                     =======          =====              =======



(1)  Although FQ Fund is subject to a Rule 12b-1 Plan of
Distribution that permits payments of up to 0.25% of their average daily net assets, no payments have been authorized to date. The Fund does not have a Rule 12b-1 Plan of Distribution.

(2) The amount shown reflects the fact that the Manager contractually agreed through August 1, 2003, to limit the Fund's Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.88% of average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

(3) The amount shown reflects the fact that the Manager and First Quadrant, L.P. have contractually agreed through March 1, 2004 to limit FQ Fund's Net Annual Fund Operating Expenses
(exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.00% subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Manager may recover from FQ Fund fees waived and expenses paid to the extent that FQ Fund's Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

(4) The amount shown reflects the fact that the Manager has indicated that it will contractually agree, commencing with the Reorganization and continuing until at least August 1, 2004, to limit the Fund's Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% of average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

Example
-------
The following Example is intended to help you understand
the various types of costs and expenses associated with your investment in the Fund acquired as a result of the Reorganization. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested, and Fund operating expenses remain as described
above.   Although your actual costs may be higher or lower, based
on the above assumptions, you would have to pay the following amounts of total expenses if you closed your account at the end of each of the following time periods:



			1 Year		3 Years		5 Years		10 Years
			---------	----------	---------	----------
The Fund (Pre-
Reorganization)		$170		$528		$909		$1,978

FQ Fund			$102		$569		$1,142		$2,703

The Fund Pro
Forma Combined
(as of April 30, 2003)	$101		$404		$757		$1,754



The Example should not be considered a representation of past or future expenses or rates of return, as actual expenses or returns may be greater or lower than those shown and may change.


			THE REORGANIZATION
			==================

The Plan
--------
The terms and conditions under which the Reorganization will be implemented are set forth in the Plan whose significant provisions are summarized below. The Plan contemplates (i) the Fund's acquisition of all of the assets of FQ Fund in exchange solely for shares of the Fund, (ii) the assumption by the Fund of all of FQ Fund's stated liabilities, if any, as of the closing date, and (iii) FQ Fund's distribution on the closing date of shares of the Fund it has acquired to FQ Fund shareholders. The value of FQ Fund's assets to be acquired and the net asset value of a share of FQ Fund will be determined immediately after the close of regular trading on the NYSE and after the declaration of any dividends on the closing date, using the valuation procedures described in the Fund's Declaration of Trust ("Declaration of Trust") and the then-current Prospectus and SAI of the Fund, together with any other valuation procedures established by the Trustees of the Trust on behalf of the Fund. In the event that the NYSE or another primary trading market for portfolio securities of the Fund or FQ Fund is subject to trading restrictions or is closed to trading, or trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the respective officers of the Trust and AMG Trust, accurate appraisal of the value of the net assets of the Fund or FQ Fund is impracticable, the closing date will be postponed until the first trading day after the day when trading is fully resumed and reporting is restored. Immediately after the transfer of its assets for shares of the Fund, FQ Fund will distribute pro rata to its shareholders of record the shares of the Fund it receives in the Reorganization, so that each shareholder of FQ Fund will receive a number of full and fractional shares of the Fund equal in value to his or her holdings in FQ Fund. FQ Fund will then completely liquidate.

The Plan provides that the costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus will be borne 40% by the Manager, 48% by the Fund and 12% by FQ Fund. The closing date is expected to be on or about July 31, 2003. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Reorganization will not take place if the Fund and FQ Fund do not receive the opinion of counsel to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

Reasons for the Reorganization
------------------------------
At a meeting held on March 14, 2003, the Board of Trustees of AMG Trust, including all of the Trustees who are not "interested persons" of AMG Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), determined that the Reorganization was in the best interests of the shareholders of FQ Fund, and that the interests of shareholders of FQ Fund would not be diluted as a result of the Reorganization. In approving the Reorganization, the Board of Trustees of the Trust and AMG Trust considered a number of factors, including the following:

(1)	the Fund will constitute for all practical purposes a
	continuation of FQ Fund because the Fund will have substantially the same objective and policies as FQ
	Fund;

(2)	the Reorganization will permit fixed costs to be
	spread over a larger asset base, which over time may result in lower operating expenses for the Fund then would be expected for FQ Fund;

(3)	the Fund's expense limitation following the
	Reorganization will be lower than FQ Fund's current expense limitation;

(4)	the Fund has substantial tax loss carryforwards that
	may offer benefits in pursuing a tax-sensitive investment strategy for FQ Fund shareholders who become shareholders of the Fund; and

(5)	the Reorganization is expected to be treated as a
	tax-free reorganization for federal income tax purposes.

At a meeting of the Board of Trustees of the Trust held on March 14, 2003, the Trust's Trustees, including all of the Independent Trustees approved (i) the Plan and (ii) other actions necessary to effect the combination of the Fund and FQ Fund into a surviving entity that would operate in substantially the same manner as FQ Fund going forward (the Plan and such other actions being referred to collectively as the "Combination"). In approving the Combination, the Trustees of the Trust considered a number of factors, including the following: (a) the ongoing viability of the Fund as it operated at that time (i.e., prior to any modifications designed to make the Fund operate in the same manner as FQ Fund) was questionable; (b) the Fund's prospects for attracting additional assets were expected to improve following the Combination; (c) consolidating the Fund and FQ Fund into a single fund could create a more viable fund as a result of a larger asset base; (d) the Combination would permit fixed costs to be spread over a larger asset base and, over time, economies of scale could decrease the Fund's operating expenses; (e) the investment objective and policies of the Fund (prior to any changes associated with the Combination) and FQ Fund were similar; (f) the Combination, unlike a liquidation or the merger of the Fund into FQ Fund, would not have adverse tax consequences for the Fund or Fund shareholders; and (g) following the Combination, the Fund's tax loss carryforwards could offer additional benefits to Fund shareholders under the Fund's revised tax-sensitive investment strategy. The Trust's Board of Trustees also considered the matters related to the approval of a new investment management agreement with the Manager and a new sub-advisory agreement with First Quadrant, L.P. The Board of Trustees of the Trust reviewed alternatives to the Combination, such as maintaining the status quo or liquidating the Fund, and determined that the Combination, and specifically the reorganization contemplated by the Plan, would be in the best interests of shareholders of the Fund.

Federal Income Tax Consequences
-------------------------------
As a condition to the Reorganization, the Trust and AMG
Trust will receive a legal opinion from Goodwin Procter LLP, to the effect that the Reorganization will be a tax-free transaction from the standpoint of the Fund and FQ Fund and their shareholders, which means that: (1) no gain or loss will be recognized by FQ Fund upon the transfer of its assets and stated liabilities to the Fund; (2) the tax basis of the assets of FQ Fund in the hands of the Fund will be the same as the tax basis of such assets in the hands of the FQ Fund immediately prior to the transfer; (3) the Fund's holding period of the assets of FQ Fund will include the period during which such assets were held by FQ Fund; (4) no gain or loss will be recognized by the Fund upon the receipt of the assets of FQ Fund in exchange for shares of the Fund and the assumption by the Fund of the stated liabilities of the FQ Fund; (5) no gain or loss will be recognized by the shareholders of FQ Fund upon the receipt of shares of the Fund in exchange for their shares of FQ Fund; (6) the basis of the shares of the Fund received by shareholders of FQ Fund will be the same as the basis of the shares of FQ Fund for which they were exchanged; and (7) the holding period of the shares of the Fund received by the shareholders of FQ Fund will include the holding period of the shares of FQ Fund for which they were exchanged, provided that, at the time of the exchange, the shares of FQ Fund were held as capital assets.

The receipt of this an opinion is a condition to the consummation of the Reorganization. Neither the Trust nor AMG Trust has obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of FQ Fund in exchange for shares of the Fund and the assumption by the Fund of all stated liabilities of FQ Fund do not constitute a tax-free reorganization, each FQ Fund shareholder generally will recognize gain or loss equal to the difference between the value of the shares of the Fund the shareholder acquires and the tax basis of the shareholder's FQ Fund shares.

Shareholders of FQ Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to certain federal income tax consequences of the Reorganization, shareholders of FQ Fund should also consult their tax advisors as to the specific foreign, federal, state and local tax consequences for them, if any, of the Reorganization.

Description of Shares
---------------------
The Trust is an open-end management investment company organized as Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. The Trust's Agreement and Declaration of Trust, as amended ("Trust Instrument"), permits the Trustees to issue an unlimited number of full and fractional shares without par value of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable.

The shareholders of the Trust are entitled to one vote for each which share held (or a proportionate fractional vote in respect of a fractional share) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's Trust Instrument provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Trust's Trust Instrument also provides that if held liable for an obligation of the Fund a shareholder will be entitled to reimbursement from the general assets of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Trust Instrument further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee shall be responsible for any neglect or wrongdoing of any officer, employee or agent of the Trust or to any other Trustee, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Trust shall continue without limitation of time subject to the provisions in the Trust Instrument concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Capitalization
--------------
The following table shows the actual capitalization of the Fund and FQ Fund as of April 30, 2003, and the pro forma capitalization of the Fund as if the Reorganization had occurred on that date.

			PRO FORMA
			COMBINED	THE FUND	FQ FUND
			--------------	--------------	--------------
Net Assets (000)	$50,891,304	$39,933,156	$10,958,148

Net Asset Value per
  share			$8.00		$7.85		$8.00

Shares
  Outstanding (000)	6,363,728	5,083,792	1,370,267



     INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
     ---------------------------------------------------------

Because the Fund and FQ Fund have substantially the same investment objective and policies, the description of the Fund below also applies to FQ Fund.

Investment Objective
--------------------
The Fund's investment objective is to seek to achieve long-term after-tax returns for investors.

Principal Investment Strategies
-------------------------------
The Fund invests at least 80% of its assets in equity securities. This policy may not be changed without providing shareholders 60 days notice. First Quadrant L.P., the Fund's sub-advisor, pursues the Fund's objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000 Index (the "Benchmark") in terms of industry, earnings growth, valuation and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. At March 31, 2003, the Benchmark had a total market capitalization range of approximately $3 million to $259 billion. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks in which the Fund invests will vary depending on market conditions and the size of the Fund.

The Fund uses a proprietary quantitative analytical model to construct its portfolio to reflect the characteristics of the Benchmark and combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. The Fund modifies the industry weightings in its portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, the Fund's exposure (relative to the Benchmark) to specific securities within an industry may be underweighted or overweighted. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

For temporary or defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Fund is invested in these instruments, it will not be pursuing its investment objectives. First Quadrant, L.P., the Fund's sub-advisor, may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading or portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect the Fund's performance by increasing the Fund's transaction costs and may increase shareholder tax liability. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

First Quadrant, L.P. manages the Fund's portfolio to minimize taxable distributions to shareholders. It applies a variety of tax-sensitive investment techniques, including the following: 1) investing in stocks that pay below-average dividends; 2) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and 3) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Additional Practices/Risks
--------------------------
The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The principal risk of investing in derivatives is that the derivatives may not perform as expected resulting in losses. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss.

		PERFORMANCE SUMMARY
		-------------------

The following performance information illustrate some of the risks of investing in the Fund by showing year-by-year total returns and how the performance of the Fund has varied since the Fund's inception. The performance shown assumes that all dividend and capital gain distributions have been reinvested.
Two different presentations of the Fund's performance are shown. The first, labeled "Performance (Pre-Reorganization)," shows the Fund's performance without giving effect to the Reorganization and related changes to the Fund's investment objective and policies designed to allow it to operate as a continuation of FQ Fund following the Reorganization (as discussed elsewhere in this Prospectus). Performance shown under the heading "Performance (Pre-Reorganization)" is presented solely for the purpose of meeting applicable regulatory requirements. The second presentation of performance, labeled "Performance (Post-Reorganization)," is the performance of FQ Fund, as sub-advised by First Quadrant, L.P., the Fund's sub-advisor, which is expected to constitute the Fund's performance record following the Reorganization. Past performance does not guarantee future results.

	PERFORMANCE (PRE-REORGANIZATION)
	--------------------------------
	      Annual Total Returns

Year			Annual Total Return
--------		-------------------
1993			13.3%
1994			1.8%
1995			36.8%
1996			24.4%
1997			32.3%
1998			26.4%
1999			20.7%
2000			-11.8%
2001			-11.7%
2002			-23.0%



	Best Quarter:	21.1% (4th Quarter 1998)
	Worst Quarter:  -15.3% (3rd Quarter 2001)
	(January 1, 2003 - June 30, 2003:  13.5%)

The following table compares the Fund's performance to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. The past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.


		Average Annual Total Returns(1)
			(as of 12/31/02)
		-------------------------------

							Since Inception
			1 Year		5 Years		(June 1992)
			--------	---------	---------------

Return Before Taxes	-22.99%		-1.73%		9.64%

Return After Taxes on
  Distributions		-24.83%		-5.59%		N/A

Return After Taxes on
  Distributions and Sale
  of Fund Shares	-14.08%		-2.27%		N/A

S&P 500 Index (2)	-22.10%		-0.59%		9.72%



(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

		PERFORMANCE (POST REORGANIZATION)
		---------------------------------

		Annual Total Returns

Year				Annual Total Return
----------			-------------------
2001				-7.4%
2002				-19.5%



	Best Quarter:	-9.89%	(4th Quarter 2001)
	Worst Quarter:	-14.76%	(3rd Quarter 2002)
	(January 1, 2003 to June 30, 2003:   12.19%)

The following table compares the Fund's performance to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. As always, past performance (before and after taxes) is not an indication of how the Fund will perform in the future.


	Average Annual Total Return as of 12/31/02(1)
	---------------------------------------------

			1 Year		Since Inception **
			-----------	----------
Return Before Taxes	-19.52%		-12.08%

Return After Taxes on
  Distributions		-19.78%		-12.22%

Return After Taxes on
  Distributions and Sale
  of Fund Shares	-11.98%		-9.60%

S&P 500 Index (2)*	-22.10%		-16.94%

Russell 3000 Index*	-21.54%		-16.37%




The Russell 3000 Index is a market-capitalization weighted index of 3000 U.S. common stocks.
The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Fund previously provided information for the S&P 500 Index for comparison with the Fund's returns. In connection with the Reorganization the Fund has revised its investment objective and policies to establish the Russell 3000 Index as a Fund benchmark. Consistent with these changes, the Fund intends to provide information with respect to the Russell
3000 Index for comparative purposes going forward.

*	Reflects no deduction for fees, expenses or taxes.
**	December 18, 2000

		    MANAGEMENT
		    ----------

The Managers Funds LLC (the "Manager"), located at 40
Richards Avenue, Norwalk, Connecticut 06854, serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Manager also monitors the performance, security holdings and investment strategies of First Quadrant, L.P., the sub-advisor of the Fund (the "Sub-Advisor or "FQ"). Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Fund's distributor.
FQ has day-to-day responsibility for managing the Fund's portfolio. FQ is located at 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., whose wholly-owned subsidiary serves as manager of the Manager, indirectly owns a majority interest in FQ. As of December 31, 2002, FQ had assets under management of approximately $13.3 billion.

Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the Fund. Mr. Luck is a Partner of FQ and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of its predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, FQ and has been with the firm since 1991.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Manager of 0.85% of the average daily net assets of the Fund. The Manager, in turn, pays FQ 0.85% of the average daily net assets of the Fund for its services as Sub-Advisor. Under its investment management agreement with the Fund, the Manager provides a variety of administrative services to the Fund. The Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Manager and FQ, FQ reimburses the Manager for the costs the Manager bears in providing administrative, shareholder and other additional services to the Fund. The Fund's arrangements with the Manager and FQ are substantially the same as FQ Fund's. Prior to the implementation of the new investment management agreement and sub-advisory agreement described above, the Fund paid an investment advisory fee to the Manager at the annual rate of 0.70% of its average daily net assets.

The Manager has contractually agreed, until August 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets.

		SHAREHOLDER INFORMATION
		-----------------------

Pricing of Shares
-----------------
The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

The Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of
Trustees.
			12

MANAGERSCHOICE
ManagersChoice (r) Program
------------------------
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various other funds in any of our fund families. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your investment advisor or visit our website at www.managersfunds.com.
Please be aware that an advisor may charge additional fees and expenses for participation in this program.

Purchase of Shares
------------------
Cash investments in the Fund must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

Subject to approval by the Manager and FQ, you may be permitted to purchase shares of the Fund by means of an in-kind contribution of securities, which will be valued in accordance with the Fund's pricing procedures. As with a cash purchase of shares, an in-kind contribution will also be subject to the Fund's minimum investment requirements.

The following table provides the minimum initial and additional investments in the Fund directly or through
ManagersChoice:

                 DIRECT INVESTMENT         MANAGERSCHOICE
                 INITIAL     ADDITIONAL  INITIAL     ADDITIONAL
                 INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT
                 ----------- ----------- ----------- ----------
Regular accounts   $5,000      $100        $50,000      $500
Traditional IRA    $2,000      $100        $50,000      $500
Roth IRA           $2,000      $100        $50,000      $500



The Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization, rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

		HOW TO PURCHASE SHARES
		----------------------

                   Initial Purchase             Additional Purchases
                   ------------------------     ---------------------------
Through your
Investment Advisor Contact your investment      Send any additional
                   advisor or other investment  monies to your
                   professional.                investment professional
                                                at the address appearing
                                                on your account statement.
---------------------------------------------------------------------------
All Shareholders:
-----------------
By Mail            Complete the account         Write a letter of instruc-
                   application.  Mail the       tion and a check
                   application and a check      payable to Managers
                   payable to Managers AMG      AMG Funds to:
                   Funds to:

                     Managers AMG Funds           Managers AMG Funds
                     c/o Boston Financial         c/o Boston Financial
                     Data Services, Inc.          Data Services, Inc.
                     P.O. Box 8517                P.O. Box 8517
                     Boston, MA 02266-8517        Boston, MA 02266-8517

                                                Include your account #
                                                and Fund name on your
                                                check
---------------------------------------------------------------------------
By Telephone       Not Available                If your account has
                                                already been established,
                                                call the Transfer
                                                Agent at (800) 252-0682.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------
By Internet        Not Available                If your account has
                                                already been established,
                                                see our website
                                                at managersamg.com.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------

HOW TO PURCHASE SHARES (MANAGERSCHOICE Program Only)
------------------------------------------------------------
By Mail: To open your account, complete and sign the account application and make your check payable to The Managers Funds.
Mail the check and account application to:

  The Managers Funds
  c/o PFPC Brokerage Services, Inc.
  P.O. Box 9847
  Pawtucket, RI 02940-8047

To purchase additional shares, write a letter of instruction
(or complete your investment stub). Send a check and investment stub or written instructions to the above address.

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668. The minimum additional investment is $500.

By Wire: Call the Fund at (800) 358-7668. Instruct your bank to wire the money to Boston Safe Deposit and Trust; ABA #011-001234; BFN-The Managers Funds A/C 04-5810, FBO Shareholder name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service.

By Internet: Not available.

-------------------------------------------------------------------
Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

		Redemption of Shares
		--------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

                            INSTRUCTIONS
------------------------------------------------------------------------------
Through your Investment
Advisor                     Contact your investment advisor or other
                            investment professional.
------------------------------------------------------------------------------
All Shareholders:
                            By Mail Write a letter of instruction containing:
                              * the name of the Fund
                              * dollar amount or number of shares to be sold
                              * your name
                              * your account number
                              * signatures of all owners on account

                            Mail letter to:
                            Managers AMG Funds
                            c/o Boston Financial Data Services, Inc.
                            P.O. Box 8517
                            Boston, MA 02266-8517
------------------------------------------------------------------------------
By Telephone                If you elected telephone redemption
                            privileges on your account application, call us
                            at (800) 252-0682.
------------------------------------------------------------------------------
By Internet See our website at www.managersamg.com
------------------------------------------------------------------------------

HOW TO SELL SHARES (MANAGERSCHOICE Program Only)
------------------------------------------------------------
By Mail: Write a letter of instruction containing:
         - the name of the portfolio(s)
         - dollar amount or number of shares to be redeemed
         - your name
         - your account number(s)
         - signature(s) of all account owners

and send the written instructions to The Managers Funds, c/o
PFPC Brokerage Services, Inc., P.O. Box 9847, Pawtucket, RI
02940-8047

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668.
Telephone redemptions are available only for redemptions which are below $25,000 per Fund or $100,000 per Portfolio.

By Internet: Not available.

-------------------------------------------------------------------
Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud.
You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

For ManagersChoice(r): All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

		INVESTOR SERVICES
		-----------------

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers.


		OPERATING POLICIES
		------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a "Massachusetts business trust."
The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses. The Fund reserves the right to:

	* redeem an account if the value of the account falls below $2,000 due to redemptions;

	* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

	* change the minimum investment amounts;

	* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

	* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	* refuse a purchase order for any reason;

	* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading
	  (to be determined in our discretion); and

	* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


		ACCOUNT STATEMENTS
		------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

	    DIVIDENDS AND DISTRIBUTIONS
	    ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

		TAX INFORMATION
		---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax advisor about the status of your distributions from the Fund.

All short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you held your shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

 	* fail to certify that their social security number or taxpayer identification number is correct; or

	* fail to certify that they are exempt from withholding.

In addition, the Fund also must withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.


		SHARE OWNERSHIP
		---------------

Control Persons
---------------
As of July 22, 2003, to the Fund's knowledge, no shareholder "controlled" (within the meaning of the 1940 Act) the Fund. An entity which controls the Fund could have effective voting control over the Fund. Similarly, on that date, to FQ Fund's knowledge, no shareholder "controlled" (within the meaning of the 1940 Act) FQ Fund.

Five Percent Holders
--------------------
Except as set forth below no person was known by the Trust or AMG Trust to own of record 5% or more of the shares of the Fund or FQ Fund as of July 22, 2003. As of July 22, 2003, neither Trust knew of any person who beneficially owned 5% or more of the outstanding shares of the Fund or FQ Fund.

		   THE FUND
		   --------
Name and Address			Percentage Ownership
----------------			--------------------
Charles Schwab & Co. Inc. (1)
101 Montgomery Street
San Francisco, CA 94104-4122			47%

National Financial Services Corp. (1)
200 Liberty Street
P.O. Box 3751
Church Street Station
New York, NY 10008-3751				12%

			18


		     	FQ FUND
			-------
Name and Address			Percentage Ownership
----------------			--------------------
Charles Schwab & Co., Inc. (1)
Special Custody A/C FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122			22%

Citcam Stock Co. (1)
c/o Citizens National Bank
P.O. Box 111
Cameron, TX  76520-0111				18%

Fiduciary Trust Co. Intl.
FBO Marjorie B. Pelino-Large Cap
P.O. Box 3199
Church Street Station
New York, NY  10008-3199			11%

PFPC Brokerage Services (1)
House Account FBO Managers Funds
211 South Gulph Road
King of Prussia, PA  19406-3101			7%


(1) 	Omnibus account holder holding Fund shares on behalf of
	its clients.

Shares Held by Officers and Trustees
------------------------------------
As of July 22, 2003, all management personnel of the Trust (i.e., its Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund. As of July 22, 2003, all management personnel of AMG Trust (i.e., Trustees and officers) as a group owned beneficially less than 1% of the outstanding shares of FQ Fund.

		FINANCIAL HIGHLIGHTS
		--------------------
Shown below are (a) financial highlights for the Fund, which are provided in order to satisfy certain regulatory requirements, and (b) financial highlights for FQ Fund, whose financial statements are expected to constitute the Fund's financial statements following the Reorganization.

-----------------------------------------------------------------
Managers U.S. Stock Market Plus Fund
Financial Highlights
For a share outstanding throughout the fiscal years ended March 31,
-----------------------------------------------------------------

			2003 	2002 	2001 	2000 	1999
                        ------  ------  ------  ------  ------
Net Asset Value,
 Beginning of Year 	$10.37 	$11.33 	$16.02 	$16.78 	$16.86

Income from
 Investment Operations:
-----------------------
  Net investment income   0.19 	  0.59 	  1.00 	  0.88 	  0.69
  Net realized and
   unrealized gain (loss)
   on investments 	 (2.83)  (0.45)  (4.34)   1.38 	  1.76

 Total from investment	 ------	  ----	 ------   ----	  ----
  operations 		 (2.64)	  0.14 	 (3.34)   2.26 	  2.45
			 ------	  ----	 ------   ----	  ----
Less Distributions to
  Shareholders from:
---------------------
   Net investment income (0.33)  (1.10)  (0.30)  (0.98)  (0.62)
   Return of capital 	 (0.17)     - 	    - 	    - 	    -
   Net realized gain on
    investments 	    - 	    - 	 (1.05)  (2.04)  (1.91)

Total distributions to	 ------	 ------  ------  ------  ------
 shareholders 		 (0.50)  (1.10)  (1.35)  (3.02)  (2.53)
			 ------	 ------  ------  ------  ------
Net Asset Value,
 End of Year 		 $7.23 	$10.37 	$11.33  $16.02  $16.78
                         -----  ------	------	------	------

Total Return (a) 	(25.71)% 0.97% (22.47)% 14.91% 	17.17%

Ratio of net operating
 expenses to average net
 assets (b) 		   0.88% 0.88%    0.88%  0.88%   0.88%

Ratio of total expenses
 to average net assets 	 1.67%(c)1.54%(c)1.02%(c) 1.01%  1.04%

Ratio of net investment
 income to average net
 assets (a) 		 4.08% 	 5.25% 	 6.17% 	  5.47%  4.62%

Portfolio turnover 	  271% 	  598% 	  624% 	   442%   527%
Net assets at end of year
(000's omitted) 	$37,321 $72,411 $95,794 $191,375 $185,584
			------- ------- ------- -------- --------




(a) Total returns and net investment income would have been lower had certain expenses not been reduced.

(b) After expense offsets. (See Note 1(c) of "Notes to Financial
    Statements.")

(c) Includes interest expense for the fiscal years ended March
    31, 2003, 2002 and 2001 of 0.43%, 0.46% and 0.04%, respectively.

------------------------------------------------------------------
First Quadrant Tax-Managed Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout each fiscal period
------------------------------------------------------------------




				For the six 	For the fiscal 	For the
				months ended 	year ended 	period* ended
				April 30, 2003 	October 31, 	October 31,
				(unaudited) 	2002 		2001
				--------------	--------------	---------------
Net Asset Value, Beginning
 of Period 			$7.74 		$8.91 		$10.00
				-----		-----		------
Income from Investment
  Operations:
----------------------
 Net investment income		 0.03		 0.06		  0.01

Net realized and unrealized
 gain (loss) on investments	 0.29 		(1.23) 		 (1.10)
				-----		------		 ------
Total from investment operations 0.32 		(1.17)		 (1.09)
				-----		------		 ------
Less Distributions to
  Shareholders from:
---------------------
Net investment income 		(0.06)		    -		     -
				-----		 -----		  -----
Net Asset Value, End of Period 	$8.00 		 $7.74 		  $8.91
				=====		 =====		  =====
--------------------------------------------------------------------------------
Total Return (a)		 4.23% (b)     (13.13)%        (10.90)% (b)

Ratio of net expenses to
 average net assets		 1.00% (c)	 1.00%		 1.00% (c)

Ratio of net investment income
 to average net assets		 1.10% (c)	 0.91%		 0.29% (c)

Portfolio turnover		   57% (b)	  101%		  191% (b)

Net assets at end of period
 (000's omitted)	        $10,958		$8,539 		 $4,322
--------------------------------------------------------------------------------
Expense Offsets (d)
-------------------
Ratio of total expenses to
 average net assets		 1.89% (c)	 2.55% 		 4.49% (c)

Ratio of net investment income
 (loss) to average net assets	 0.21% (c) 	(0.63)% 	(3.20)% (c)
--------------------------------------------------------------------------------


* Commencement of operations was on December 18, 2000.

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.

(b) Not annualized.

(c) Annualized.

(d) Ratio information assuming no reduction of Fund expenses.

============================================================================
			PART B
			======

STATEMENT OF ADDITIONAL INFORMATION
Acquisition of the Assets of
FIRST QUADRANT TAX-MANAGED EQUITY FUND
a series of
Managers AMG Funds
40 Richards Avenue
Norwalk, Connecticut  06854
By and in Exchange for Shares of
FIRST QUADRANT TAX-MANAGED EQUITY FUND
a series of
The Managers Trust I
40 Richards Avenue
Norwalk, Connecticut  06854

This Statement of Additional Information relates specifically to the proposed transfer of all or substantially all of the assets and liabilities of First Quadrant Tax-Managed Equity Fund ("FQ Fund"), a series of Managers AMG Funds, to First Quadrant Tax-Managed Equity Fund (the "Fund"), a series of The Managers Trust I, in exchange for shares of the Fund. This Statement of Additional Information also consists of portions of other documents which accompany it as follows:

(1) the Financial Statements of the Fund, including the Report of Independent Accountants, for the fiscal year ended March 31, 2003 included in the Fund's most recent Annual Report are incorporated by reference into (are legally part of) this document. The Fund's most recent Annual Report accompanies this document and is also available without charge by calling The Managers Funds LLC at (800) 835-3879; and

(2) the Financial Statements of FQ Fund, including the
Report of Independent Accounts, for the fiscal year ended October 31, 2002 included in the Fund's Annual Report, and the Financial Statements of FQ Fund (unaudited) for the six months ended April 30, 2003 included in FQ Fund's most recent Semi-Annual Report, are incorporated by reference into (are legally part of) this document. FQ Fund's most recent Annual and Semi-Annual Reports accompany this document and are available without charge by calling The Managers Funds LLC at (800) 835-3879.

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus of the Fund dated July 31, 2003 which this Statement of Additional Information accompanies. A copy of the Prospectus may also be obtained without charge by contacting Managers Trust I at 40 Richards Avenue, Norwalk, CT 06854 or by telephoning Managers Trust I toll free at (800) 835-3879.

The date of this Statement of Additional Information is July 31,
2003.


		STATEMENT OF ADDITIONAL INFORMATION

			TABLE OF CONTENTS
			-----------------

								PAGE
								----
GENERAL INFORMATION						1
INVESTMENT OBJECTIVES AND POLICIES				1
Investment Techniques and Associated Risks			1
Diversification Requirements for the Fund			6
Fundamental Investment Restrictions				6
Temporary Defensive Position					7
Portfolio Turnover						7
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST			9
Trustees' Compensation						13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		14
Control Persons							14
Management Ownership						14
MANAGEMENT OF THE FUND						14
Investment Manager and Sub-Adviser				14
Compensation of Investment Manager and Sub-Adviser by the
  Fund								15
Fee Waivers and Expense Limitations				15
Investment Management and Sub-Advisory Agreements		15
Reimbursement Agreement						17
Reimbursement Agreement						17
Code of Ethics							18
Distribution Arrangements					18
Custodian							18
Transfer Agent							18
Independent Public Accountants					18
BROKERAGE ALLOCATION AND OTHER PRACTICES			18
PURCHASE, REDEMPTION AND PRICING OF SHARES			19
Purchasing Shares						19
Redeeming Shares						20
Exchange of Shares						21
Net Asset Value							21
Dividends and Distributions					21
CERTAIN TAX MATTERS						22
Federal Income Taxation of Fund-in General			22
Taxation of the Fund's Investments				23
Foreign Shareholders						25
Foreign Taxes							25
State and Local Taxes						25
Other Taxation							26
PERFORMANCE DATA						26
Average Annual Total Return					26
Performance Comparisons						29
MASSACHUSETTS BUSINESS TRUST					29
DESCRIPTION OF SHARES						30

APPENDIX A							33


		 GENERAL INFORMATION
		 -------------------

This Statement of Additional Information relates only to the First Quadrant Tax-Managed Equity Fund (the "Fund"). The Fund is a series of shares of beneficial interest of Managers Trust I formed as a Massachusetts business trust (the "Trust"), and is part of the Managers Funds Family of Funds. The Trust was organized on July 20, 2000.

Information provided in this Statement of Additional Information reflects the Fund's anticipated reorganization with the First Quadrant Tax-Managed Equity Fund series of Managers AMG Funds
("FQ Fund") (the "Reorganization"). In the Reorganization, which is expected to take place on July 31, 2002, FQ Fund transfers substantially all of its assets to the Fund in exchange for shares of the Fund and the Fund assumes all stated liabilities of FQ Fund. In anticipation of the Reorganization, the Fund, formerly known as Managers U.S. Stock Market Plus
Fund, amended its investment objective and policies to be substantially similar to those of FQ Fund and has adopted the name "First Quadrant Tax-Managed Equity Fund." Except for certain financial information for Managers U.S. Stock Market
Plus Fund incorporated by reference into this Statement of Additional Information in order to satisfy regulatory requirements, the information provided in this Statement of Additional Information reflects the fact that as a consequence of the Reorganization, FQ Fund's financial statements are expected to constitute the Fund's financial statements following the Reorganization. This Statement of Additional Information should be read in conjunction with the accompanying prospectus which discusses the Reorganization in greater detail. The
Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration. See
"Management of the Fund."

		ADDITIONAL INVESTMENT POLICIES
		-----------------------------

The following is additional information regarding the policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Fund is a diversified open-end management investment company.

	Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. This policy may not be changed without providing shareholders 60 days notice.
Investment Techniques and Associated Risks
The following are descriptions of the types of securities that may be purchased by the Fund.

(1)	Cash Equivalents.  The Fund may invest in cash
equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.
Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.


Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

(2)	Reverse Repurchase Agreements.  The Fund may enter
into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(3)	Emerging Market Securities.  The Fund may invest some
of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.
Investors should be aware that the value of the Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

(4)	Foreign Securities.  The Fund may invest in foreign
securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.
In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that are greater than 90 days.

Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.
If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.
Foreign Currency Considerations. The Fund may invest some of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. Dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

(5)	Futures Contracts.  The Fund may buy and sell futures
contracts and options on future contracts to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs, or protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contract, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts.
It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.
Equity Index Futures Contracts. The Fund may enter into equity index futures contracts. An equity index futures contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price.
Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(6)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments.
Subject to this Fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(7)	Obligations of Domestic and Foreign Banks.  Banks are
subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(8)	Option Contracts.
Covered Call Options. The Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract that has the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options.
The Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

Covered Put Options. The Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.
A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options.
The Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub- Advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.
Puts and Calls. The Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(9)	Rights and Warrants.  The Fund may purchase rights and
warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(10)	Securities Lending.  The Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash in a variety of money market instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

(11)	Segregated Accounts.  The Fund will establish a
segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(12)	Short Sales.  The Fund may enter into short sales.
The Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(13)	When-Issued Securities.  The Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

Diversification Requirements for the Fund
-----------------------------------------
The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions
----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Act as underwriter, except to the extent that, in
connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend
portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
(iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)	Invest in interests in oil, gas, mineral leases or
other mineral exploration or development programs.

(8)	Invest in companies for the purpose of exercising
control or management.

(9)	Purchase securities of other investment companies,
except to the extent permitted by the 1940 Act.

(10)	Purchase securities on margin (but the Fund may obtain
such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

(11)	Make short sales of securities or maintain a short
position if, where added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

(12)	Purchase any security, other than mortgage-backed
securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

(13)	Purchase any security (other than obligations of the
U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.
If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Temporary Defensive Position
----------------------------
For temporary or defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Portfolio Turnover
------------------
The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the fiscal years ended October 31, 2001 and October 31, 2002, the Fund had a portfolio turnover rate of 191% and 101%, respectively.


	BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
	-------------------------------------------

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; and (b) any Trustee may be removed with or without cause by action of the Trustees.

The President, Treasurer, and Secretary of the Trust are elected by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

Independent Trustees: The following Trustees are not interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees").


		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Jack W.Aber	Trustee since 	 Professor of Finance,	     22	      Trustee of Appleton Growth
DOB: 9/9/37	2000		 Boston University 			Fund (1 portfolio);
				 School of Management		      Trustee of Third Avenue
				 (1972-Present)				Trust (4 portfolios);
								      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------  ------------- ----------------------------
William E.	Trustee since	 President and Owner,	     22	      Trustee of Third Avenue
Chapman,II	2000		 Longboat Retirement			Trust (4 portfolios);
DOB: 9/23/41			 Planning Solutions		      Trustee of Third Avenue
				 (1998-Present);		      Variable Trust (1 portfolio)
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   ---------------- ---------------------- ------------- ---------------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     22      Trustee of Third Avenue
Kaier		2000		 Hamilton & Putnam (1977-	      Trust (4 portfolios);
DOB: 9/23/45			 Present)			      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------- ------------- ---------------------------
Madeline H.	Trustee since 	 Member,Investment	      14		None
McWhinney	2000		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ---------------------------
Steven J. 	Trustee since	 Executive Vice President,    14      Trustee of Professionally
Paggioli	2000		 Secretary and Director, 	      Managed Portfolios
DOB:4/3/50			 Investment Company			  (19 portfolios)
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
-------------   ---------------- ---------------------- ------------- ---------------------------
Eric Rakowski	Trustee since	 Professor, University of     22      Trustee of Third Avenue
DOB:6/5/58	2000		 California at Berkeley		      Trust (4 portfolios)
				 School of Law (1990-		      Director of Third Avenue
				 Present); Visiting 		      Variable Trust (1 portfolio)
				 Professor, Harvard Law
				 School (1998-1999)
-------------   ---------------- ---------------------- ------------- ---------------------------

				9


		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Thomas R.	Trustee since	 Professor of Finance, 	      14		None
Schneeweis	2000		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
-------------   ---------------- ---------------------- ------------- ---------------------------


*  The Fund complex consists of Managers Trust I, The Managers
Funds, Managers AMG Funds and Managers Trust.


Interested Trustees:   The following Trustees are "interested
persons" of the Trust within the meaning of the 1940 Act. Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      22		None
DOB:5/9/61	2000		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------  ------------- ---------------------------
Peter M.	Trustee since    President and Chief 	       22		None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		2000		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------  ------------- ---------------------------





*  The Fund complex consists of Managers Trust I, The Managers
Funds, Managers AMG Funds and Managers Trust.


Officers
--------


		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND DATE        LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEES
OF BIRTH	   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      22		None
DOB:5/9/61	2000		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------  ------------- ---------------------------
Peter M.	Trustee since    President and Chief 	       22		None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		2000		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------  ------------- ---------------------------






Trustee Share Ownership
-----------------------

				Dollar Range of		Aggregate Dollar
				Equity Securities in 	Range of Equity
				the Fund Beneficially 	Securities in
				Owned as of 		All Registered
				December 31, 2002	Investment Companies
							Overseen by Trustee in
							Family of Investment
							Companies(1) Beneficially
							Owned as of December 31, 2002
				----------------------	-----------------------------

Independent Trustees:
---------------------
Jack W. Aber				None		$10,001 to $50,000
William E. Chapman II		    $1 to $10,000	   Over $100,000
Edward J. Kaier				None		   Over $100,000
Madeline H. McWhinney			None		$50,001 to $100,000
Steven J. Paggioli			None		$50,001 to $100,000
Eric Rakowski				None		$50,001 to $100,000
Thomas R. Schneeweis		  $10,001 to $50,000	$10,001 to $50,000

------------------------------
Interested Trustees:
--------------------
Sean M. Healey				None		$50,001 to $100,000
Peter M. Lebovitz			None		   Over $100,000




(1) The Managers Funds Family of Funds consists of Managers
Trust I, Managers AMG Funds, The Managers Funds and Managers
Trust II

Audit Committee
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------

				Aggregate		Total Compensation
				Compensation From 	from the Fund
Name of Trustee			the Fund (a)		Complex Paid to Trustees (b)
---------------------------	-------------------	----------------------------

Independent Trustees:
---------------------

Jack W. Aber				$4,068			$32,000
William E. Chapman, II			$4,068			$32,500
Edward J. Kaier				$4,068			$32,500
Madeline H. McWhinney			$4,068			$27,500
Steven J. Paggioli			$4,068			$26,500
Eric Rakowski				$4,068			$32,000
Thomas R. Schneeweis			$4,068			$26,500

Interested Trustees:
--------------------

Sean M. Healey				None			None
Peter M. Lebovitz			None			None





(a)	Compensation is calculated for the Fund's fiscal year ended
October 31, 2002. The Fund does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-
month period ending October 31, 2002 for services as a Trustee of Managers AMG Funds, The Managers Funds, Managers
Trust I and Managers Trust II.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
---------------
As of July 30, 2003, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA, a corporation organized under the laws of California, "controlled" (within the meaning of the 1940 Act) the Fund. An entity or person that "controls" the Fund could have effective voting control over the Fund.

Principal Holders
-----------------
As of July 30, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Fund:

Name and Address			Percentage Ownership
----------------			--------------------
Charles Schwab & Co., Inc. (1)
Special Custody A/C FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122			22%

Citcam Stock Co. (1)
c/o Citizens National Bank
P.O. Box 111
Cameron, TX  76520-0111				18%

Fiduciary Trust Co. Intl.
FBO Marjorie B. Pelino-Large Cap
P.O. Box 3199
Church Street Station
New York, NY  10008-3199			11%

PFPC Brokerage Services (1)
House Account FBO Managers Funds
211 South Gulph Road
King of Prussia, PA  19406-3101			7%



(1) This shareholder is an omnibus processing organization holding Fund shares on behalf of its customers.

The Trust did not know of any person who, as of July 30, 2003, beneficially owned 5% or more of the outstanding shares of the Fund.

Management Ownership
--------------------
As of July 30, 2003, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.


		MANAGEMENT OF THE FUND
		----------------------

Investment Manager and Sub-Advisor
----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Fund. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing Member of the LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC, serves as distributor to the Fund.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisors for individuals and institutional investors. As part of its services to the Fund under an investment management agreement with the Trust (the "Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Fund. The Investment Manager receives no additional compensation from the Fund for its administration services. For its investment management services, the Investment Manager receives an investment management fee from the Fund. All or a portion of the investment management fee paid by the Fund to the Investment Manager is used to pay the advisory fees of First Quadrant, L.P., the sub-advisor which manages the assets of the Fund (the "Sub-Advisor" or "First Quadrant. First Quadrant was selected by the Investment Manager, subject to the review and approval of the Trustees. First Quadrant is the successor firm to First Quadrant Corporation, which was formed in 1998. AMG indirectly owns a majority interest in First Quadrant. As of March 31, 2003, First Quadrant's assets under management totaled approximately $13 billion. First Quadrant's address is 800 E. Colorado Boulevard, Suite 900, Pasadena, California, 91101. Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the Fund.

The Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Advisor provides to the Fund are limited to asset management and related recordkeeping services. The Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Compensation of Investment Manager and Sub-Advisor by the Fund
--------------------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

For the fiscal year ended October 31, 2002 and for the period December 18, 2000 (commencement of operations) through October 31, 2001, no fee was paid under the Investment Management Agreement with respect to the Fund. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.00% of average daily net assets during the periods, the fee under that agreement would have been $54,658 and $19, 951, respectively.

Fee Waivers and Expense Limitations
-----------------------------------
The Investment Manager has contractually agreed, effective
August 1, 2003 through August 1, 2004, to limit total annual fund operating expenses for the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 0.99%, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers Trust I" in the Prospectus for further information.

The Investment Manager has decided to waive all or a portion of its fee from the Fund or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund's performance more competitive as compared to similar funds.

Investment Management and Sub-Advisory Agreements
-------------------------------------------------

The Managers Funds LLC serves as investment manager to the Fund under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a sub-advisory agreement with First Quadrant, dated July 31, 2003 (the "Sub-Advisory Agreement").

The Investment Management Agreement and the Sub-Advisory
Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Advisor on not more than 60 days' written notice to the other party and to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

	* developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current Registration Statement;

	* providing research and analysis relative to the investment program and investments of the Fund;

	* determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

	* making changes on behalf of the Trust in the investments of the Fund.

Under the Sub-Advisory Agreement, First Quadrant is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.
The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Fund pays all expenses not borne by its Investment
Manager or Sub-Advisor including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Advisor or their affiliates, other than affiliated registered investment companies.

The Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Advisor to acquire for the Fund a position in any investment which any of the Sub-Advisor's other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.
Although the Sub-Advisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

Approval of Investment Management and Sub-Advisory Agreements
-------------------------------------------------------------
At a meeting of the Board of Trustees held on March 14, 2003, the Trustees, including all of the Independent Trustees, approved the Investment Management Agreement and the Sub-Advisory Agreement contingent upon shareholder approval of both agreements and consummation of the Reorganization. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory Agreements, the Trustees considered a variety of information relating to FQ Fund, the Investment Manager and First Quadrant, including fee and expense information for the Fund prior to and after giving effect to the Combination. The Trustees considered information relating to First Quadrant's financial condition, operations, personnel, investment philosophy and investment strategies and techniques as well as the performance of FQ Fund. The Trustees also considered the compliance capabilities of the Investment Manager and First Quadrant, including their personal trading policies and procedures.

The Trustees also considered the Investment Manager's performance of similar duties for FQ Fund and other series of Managers AMG Funds. During the review process, representatives of the Investment Manager and First Quadrant provided an oral presentation to the Trustees and answered questions concerning these and related matters. In approving the agreements, the Trustees considered, among other things, the manner in which responsibility for advisory, administrative and distribution activities would be allocated between the Investment Manager and First Quadrant. In addition, the Trustees considered the commitments of the Investment Manager and First Quadrant to maintain expense limitations for the Fund.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) First Quadrant's personnel are well qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies as amended in connection with the Combination; (C) the Investment Manager and First Quadrant maintain appropriate compliance programs; (D) the performance of FQ Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (E) the Fund's advisory expenses under the Investment Management and Sub-Advisory Agreements are expected to be reasonable in relation to those of similar funds and to the services provided by the Investment Manager and First Quadrant. The Trustees noted that the Investment Management and Sub-Advisory Agreements would result in higher advisory fees for the Fund. The Trustees concluded that this additional expense was appropriate in light of the decrease in overall Fund expenses anticipated to be realized in connection with First Quadrant's implementation of the Fund's revised investment strategy following the Combination and (b) the additional expertise required of First Quadrant to select and monitor individual equity securities and manage the Fund on a tax efficient basis under the Fund's revised investment strategy. Based on their conclusions, the Trustees determined that approval of the Investment Management and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders.
Proxy Voting Policies and Procedures

Proxies for the Fund's portfolio securities are voted in accordance with First Quadrant's proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a "Cash Sweep Fund"), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund's directors.

Reimbursement Agreement
-----------------------
Under the Investment Management Agreement, the Investment
Manager provides a variety of administrative services to the Fund and, under the distribution agreement between MDI and the Fund, MDI provides a variety of shareholder and marketing services to the Fund. MDI receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

Code of Ethics
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and the Sub-Advisor, which codes are applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor or the Sub-Advisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor or the Sub-Advisor may invest in securities, including securities that may be purchased or held by the Fund.

Distribution Arrangements
-------------------------

MDI acts as the distributor (the "Distributor") in connection with the offering of the Fund's shares. The
Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Custodian
---------
The Bank of New York ("BNY" or the "Custodian"), 100 Church Street, New York, New York, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund. In addition, when the Fund trades in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent
--------------
Boston Financial Data Services, Inc., P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Fund. PFPC Brokerage Services, P.O. Box 9847, Pawtucket, Rhode Island 02940-8047, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants
-----------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and may provide other audit, tax and related services.

	BROKERAGE ALLOCATION AND OTHER PRACTICES
	----------------------------------------
The Sub-Advisory Agreement provides that the Sub-Advisor place all orders for the purchase and sale of securities which are held in the Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Advisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best execution, the Sub-Advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-advisor.

The fees of the Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Sub-Advisor does not provide any services to the Fund except portfolio investment management and related record-keeping services.

During the period December 18, 2000 (commencement of operations) through October 31, 2001 and for the fiscal year ended October 31, 2002, the Fund paid brokerage commissions of $7,552 and $7,194, respectively.

	PURCHASE, REDEMPTION AND PRICING OF SHARES
	------------------------------------------

Purchasing Shares
-----------------
Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment Manager and/or the Sub-Advisor.

Purchase orders received by the Fund before the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers Trust I, Managers AMG Funds, The Managers Funds, or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-day holding period for redemption proceeds would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
Any redemption orders received in proper form by the Trust before the close of regular trading on the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. New York Time) on any Business
Day will receive the net asset value determined at the close of trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $5,000 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.
If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
-------------------
An investor may exchange shares from the Fund into shares of any series of Managers Trust I, Managers AMG Funds, The Managers Funds, or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
----------------
The Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.
The net asset value of the Fund is equal to the value of the Fund's assets minus liabilities divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
The Fund declares and pays dividends and distributions as described in the Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

		CERTAIN TAX MATTERS
		-------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN
INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF
STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT
INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments
----------------------------------

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company. Hedging Transactions. The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When the Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of the Fund's securities and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of the
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund's taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares.

Federal Income Taxation of Shareholders
---------------------------------------
To the extent of the Fund's accumulated earnings and
profits, ordinary income distributions, and distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), such distributions will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals. Under the Jobs and Growth Act, however, if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals if designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year in
which such distribution are made.   Qualified dividend income is
generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.
Special rules for the taxation of capital gains on qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including mutual funds) held more
than 5 years.   For individuals and trusts in higher tax brackets,
the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

Foreign Shareholders
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 28% (for the calendar year 2003) from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------
The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in the Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business.
In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Fund.

Other Taxation
--------------
The Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.
Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

			PERFORMANCE DATA
			----------------

From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund's Prospectus.

Average Annual Total Return
----------------------------
The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

			P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000
T	=	average annual total return
n	= 	number of years
ERV	=	ending redeemable value of the hypothetical $1,000
		payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended
October 31, 2002 were as follows:

	1 Year:  	-25.71%

After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions). The Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000
T	= 	average annual total return (after taxes on
		distributions)
n	= 	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at
		the beginning of the 1-, 5-, or 10-year
		periods at the end of the 1-, 5-, or 10-year periods
		(or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
The Average Annual Total Returns (after taxes on distributions) for the periods ended October 31, 2002 were as follows:

	1 Year:		-27.49%

Average Annual Total Return (after taxes on distributions and redemptions). The Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

			P(1+T)n = ATVDR

In the above formula,
P 	= a hypothetical initial payment of $1,000
T	= average annual total return (after taxes on
	  distributions and redemption)
n	= number of years
ATVDR 	= ending value of a hypothetical $1,000 payment made at
	  the beginning of the 1-, 5-, or 10-year
	  periods at the end of the 1-, 5-, or 10-year periods
	  (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return
(after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns
(after taxes on distributions and redemptions) for the periods ended October 31, 2002.

	1 Year:		-15.73%

Cumulative Total Return. The Fund may also advertise cumulative total return (the actual change in value of an investment in the Fund assuming reinvestment of dividends and capital gains).
The following table shows the cumulative total returns for the periods ended October 31, 2002:

	1 Year:		-25.71%

Performance Comparisons
------------------------
The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc., ("Morningstar"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund's performance may also be compared to the performance of various unmanaged indices such as the Russell 3000 Index, Wilshire 5000 Equity Index, Russell 3000 Growth Index, Russell 1000 Growth Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

		MASSACHUSETTS BUSINESS TRUST
		----------------------------

The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions,
(i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and
(iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

		DESCRIPTION OF SHARES
		---------------------

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest.
See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of one series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

		HISTORICAL FINANCIAL STATEMENTS
		--------------------------------

The audited Financial Statements for the fiscal year ended March 31, 2003 and the accompanying Notes to Financial Statements for the Fund, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Annual Report filing made with the Securities and Exchange Commission on May 29, 2003. The accession number of that filing was 0000882443-02-000009. The Annual Report accompanies this Statement of Additional Information and is available without charge by calling
(800) 835-3879, on our Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

The audited Financial Statements for the fiscal year ended October 31, 2002 and the Notes to Financial Statements for FQ Fund, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the annual report filing made with the Securities and Exchange Commission on December 30, 2002; the accession number of that filing was 0001089951-02-000054. The unaudited Financial Statements for the six months ended April 30, 2003 and the accompanying Notes to Financial Statements for FQ Fund are incorporated by reference into this Statement of Additional Information from the Semi-Annual Report filing made with the Securities and Exchange Commission on June 20, 2003; the accession number of that filing was 0001089951-03-000032. The Annual and Semi-Annual Reports accompanying this Statement of Additional Information are available without charge by calling
(800) 835-3879 or on the SEC's Internet website at http://www.sec.gov.

		PRO FORMA FINANCIAL STATEMENTS
		------------------------------

=====================================================
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
APRIL 30, 2003
UNAUDITED
=====================================================

						First Quadrant	U.S. Stock	Pro		Pro
						Tax-Managed	Market		Forma		Forma
						Equity Fund	Plus Fund	Adjustments	Combined
						--------------	--------------	-----------	--------------
ASSETS
	Investments at cost		 	 $9,599,633 	 $48,443,631 	 $	-	 $58,043,264
	Net unrealized appreciation		  1,364,491 	     407,350 	 	-	   1,771,841
	Investments at value	 		 10,964,124 	  48,850,981 	 	-	  59,815,105
	Cash		 			         - 	       5,286 		-	       5,286
	Receivable for Fund shares sold		         - 	      16,342 		-	      16,342
	Receivables for securities sold		         - 	   5,055,734 		-	   5,055,734
	Dividends and interest receivable	      8,792          281,142 	 	-	     289,934
	Variation margin receivable		         - 	      80,480 	 	-	      80,480
	Other receivables		 	         24 		  - 		- 		  24
	Other assets		 		     14,924 	      12,104 	 	-	      27,028
						--------------	--------------	-----------	--------------
		TOTAL ASSETS	 		$10,987,864 	$54,302,069 	 $	-	 $65,289,933
						--------------	--------------	-----------	--------------
LIABILITIES
	Payable for securities purchased	 	- 	 14,070,379 	 	- 	 14,070,379
	Payable for Fund shares redeemed	 	- 	     89,991 		- 	     89,991
	Payable to custodian bank		     16,578  	     24,858 		- 	     41,437
	Management fee payable		 		- 	     13,484 		- 	     13,484
	Trustees' fees payable		 		- 	        242 		- 	        242
	Transfer agent fees payable		      3,138 	     10,418 	 	- 	     13,556
	Professional fees payable		      9,999 	     25,338 		- 	     35,337
	Variation margin payable		 	- 	    126,950 	 	- 	    126,950
	Other accrued expenses		 		- 	      7,251 		- 	      7,251
						--------------	--------------	-----------	--------------
		TOTAL LIABILITIES	 	     29,715 	 14,368,913 	 	- 	  14,398,628
						--------------	--------------	-----------	--------------
NET ASSETS			 		$10,958,148 	$39,933,156 	$	-	 $50,891,304
						==============	==============	===========	==============

NET ASSETS CONSIST OF:
----------------------
    Paid in capital				 $11,546,643 	$111,063,967 	 $	-	 $122,610,610
    Undistributed net investment income	 	      36,144 	     692,495 	 	-	      728,639
    Accumulated realized loss on investments	  (1,989,130)	 (72,230,656)		-	  (74,219,786)
    Net unrealized appreciation of investments	   1,364,491 	     407,350 	 	-	    1,771,841
						--------------	--------------	-----------	--------------
NET ASSETS					 $10,958,148 	 $39,933,156 	$- 		  $50,891,304
						==============	==============	===========	==============
COMPUTATION OF NET ASSET VALUE:
-------------------------------
	Net assets	 			 $10,958,148 	$39,933,156 	$	-	 $50,891,304
	Shares of beneficial interest	 	   1,370,267 	  5,083,792 	   (90,331)	   6,363,728

	Net asset value, offering and
	   redemption price per share	 	       $8.00 	      $7.85 		 $-   	       $8.00
						     =======	     ======	     ======	     =======
		See accompanying notes to the pro forma financial statements



============================================
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
April 30, 2003
UNAUDITED
============================================

First Quadrant Tax Managed Fund	(b)			U.S. Stock Market Plus
-----------------------------------			----------------------
		 				 		      						Pro Forma Combined
Security Description	Shares	 Value		Security Description (a)	Shares (a)	Value (a)	Shares	Value
---------------------	-------	------------	----------------------------	--------------	-----------	-------	-------------
COMMONSTOCK:
============
ADVANCED MICRO DEVICES	10,300.00 $76,632.00 						 			10,300    $76,632
AFFILIATED COMPUTER SERV1,000.00   47,700.00									 1,000 	 47,700.00
ALCOA INC		600.00	   13,758.00									   600 	 13,758.00
ALEXANDRIA REAL ESTATE	1,200.00   50,760.00									 1,200 	 50,760.00
ALTERA CORPORATION	3,100.00   49,011.00									 3,100 	 49,011.00
AMAZON.COM INC		700.00	   20,069.00									   700 	 20,069.00
AMERICAN ELECTRIC POWER	7,000.00  184,660.00									 7,000 	184,660.00
AMERICAN INT'L GROUP	231.00	   13,386.45									   231 	 13,386.45
ANALOG DEVICES INC	500.00	   16,560.00									   500 	 16,560.00
ANHEUSER-BUSCH COS INC	900.00	   44,892.00									   900 	 44,892.00
ANNALY MORTGAGE MGMT    11,200.00 212,800.00									11,200  212,800.00
ANTHEM INC		2,300.00  157,872.00									 2,300 	157,872.00
AOL TIME WARNER INC.	2,600.00   35,568.00									 2,600 	 35,568.00
AON CORPORATION		7,000.00  155,120.00						 			 7,000 	155,120.00
APPLIED MATERIALS INC.	600.00	    8,760.00									   600 	  8,760.00
AT&T WIRELESS GROUP	2,200.00   14,212.00									 2,200 	 14,212.00
AUTOMATIC DATA PROCESSING 500.00   16,815.00									   500 	 16,815.00
AUTOZONE INC		300.00	   24,243.00									   300 	 24,243.00
BANK AMERICA CORP.	1,000.00   74,050.00									 1,000 	 74,050.00
BRASCAN CORPORATION-A	1,700.00   38,267.00									 1,700 	 38,267.00
BRINKER INT'L INC	2,500.00   79,375.00									 2,500 	 79,375.00
BRISTOL-MYERS SQUIBB CO	2,550.00   65,127.00									 2,550 	 65,127.00
CAPITAL ONE FINANCIAL	300.00	   12,561.00									   300 	 12,561.00
CATELLUS DEVELOPMENT CORP4,700.00  99,546.00									 4,700 	 99,546.00
CHECKFREE CORP.		400.00	   11,028.00									   400 	 11,028.00
CHELSEA PROPERTY GROUP	1,300.00   51,558.00									 1,300 	 51,558.00
CHEVRONTEXACO CORPORATION600.00    37,686.00									   600 	 37,686.00
Chicago Bridge & Iron Co3,000.00   60,000.00									 3,000 	 60,000.00
CISCO SYSTEMS, INC.	3,000.00   45,120.00									 3,000 	 45,120.00
CLOROX CO-DEL		200.00	    9,044.00									   200 	  9,044.00
COMCAST CORP SPECIAL-CL A5,300.00 159,318.00									 5,300 	159,318.00
COMCAST CORP. CL-A	5,258.00  167,782.78									 5,258 	167,782.78
CVS CORPORATION		800.00	   19,368.00									   800 	 19,368.00
DELL COMPUTER CORP.	2,400.00   69,384.00									 2,400 	 69,384.00
DELTIC TIMBER CORP	100.00	    2,446.00									   100 	  2,446.00
ECHOSTAR COMMUN. CL A	2,000.00   59,920.00									 2,000 	 59,920.00
EMC CORP.		6,600.00   59,994.00									 6,600 	 59,994.00
ENTERTAINMENT PROPERTIES1,700.00   45,815.00									 1,700 	 45,815.00
EXCO RESOURCES INC	2,500.00   44,050.00									 2,500 	 44,050.00
EXPRESS SCRIPTS INC-COMM900.00	   53,064.00									   900 	 53,064.00
EXXON MOBIL CORPORATION	4,768.00  167,833.60									 4,768 	167,833.60
FANNIE MAE		900.00	   65,151.00									   900 	 65,151.00
FEDERAL HOME LOAN MRTGAGE700.00	   40,530.00									   700 	 40,530.00
FEDEX CORPORATION	5,300.00  317,364.00									 5,300  317,364.00
FMC TECHNOLOGIES INC	2,200.00   41,404.00									 2,200 	 41,404.00
FOREST CITY ENTERPRISES	150.00	    5,512.50									   150 	  5,512.50
FOREST CITY ENTERPRISES A3,000.00 109,650.00									 3,000 	109,650.00
GENENTECH INC.		600.00	   22,794.00									   600 	 22,794.00
GENERAL ELECTRIC COMPANY3,000.00   88,350.00									 3,000 	 88,350.00
GENERAL MILLS INC	1,800.00   81,198.00									 1,800 	 81,198.00
GENERAL MOTORS CLASS H	15,000.00 177,000.00									15,000  177,000.00
GENERAL MOTORS CORP	3,400.00  122,570.00									 3,400  122,570.00
GENLYTE GROUP INC	300.00	   11,316.00									   300 	 11,316.00
GOLDEN WEST FINANCIAL	1,200.00   90,504.00									 1,200 	 90,504.00
GREENPOINT FIN'L CORP	2,700.00  128,952.00									 2,700  128,952.00
HEALTH NET INC.     HNT.N500.00	   13,045.00									   500 	 13,045.00
HILTON HOTELS CORP	7,500.00   99,900.00									 7,500 	 99,900.00
HOLLINGER INTL INC	7,600.00   70,680.00									 7,600 	 70,680.00
HOME DEPOT, INC.	5,500.00  154,715.00									 5,500 	154,715.00
IHOP CORP		2,000.00   52,600.00									 2,000 	 52,600.00
INDIGO N.V.		1,100.00        0.11									 1,100 	      0.11
INTEL CORP		2,700.00   49,680.00									 2,700 	 49,680.00
INTERGRATED DEVICE TECH.900.00	    9,297.00									   900 	  9,297.00
ISTAR FINANCIAL INC	900.00	   26,937.00									   900 	 26,937.00
JOHNSON & JOHNSON	5,400.00  304,344.00									 5,400 	304,344.00
JP MORGAN CHASE & CO.	1,300.00   38,155.00									 1,300 	 38,155.00
KINDER MORGAN ENERGY	800.00	   31,288.00									   800 	 31,288.00
KLA-TENCOR CORP.	800.00	   32,800.00									   800 	 32,800.00
KNIGHT-RIDDER INC	1,500.00   96,825.00									 1,500 	 96,825.00
LEVEL 3 COMMUNICATIONS CP18,500.00105,820.00									18,500  105,820.00
LIBERTY MEDIA CORP	3,000.00   33,000.00									 3,000 	 33,000.00
LOWE'S CORPORATION	900.00	   39,501.00									   900 	 39,501.00
M & T BANK CORPORATION	700.00	   59,129.00									   700 	 59,129.00
MARRIOTT INTERNATIONAL A4,000.00  143,640.00									 4,000 	143,640.00
MAXIM INTEGRATED PRODUCTS1,400.00  55,006.00									 1,400 	 55,006.00
MEDTRONIC INC.		700.00	   33,418.00									   700 	 33,418.00
MERCK & COMPANY, INC.	2,000.00  116,360.00									 2,000 	116,360.00
MERRILL LYNCH & CO	2,500.00  102,625.00									 2,500 	102,625.00
METLIFE INC		700.00	   20,111.00									   700 	 20,111.00
MICRON TECHNOLOGY INC	3,400.00   28,900.00									 3,400 	 28,900.00
MICROSOFT CORP		16,940.00 433,155.80									16,940  433,155.80
MONSANTO CO /NEW	409.00	    7,116.60									   409 	  7,116.60
MONY GROUP INC		2,200.00   51,106.00									 2,200 	 51,106.00
MOTOROLA, INC.		800.00	    6,328.00									   800 	  6,328.00
MYLAN LABORATORIES CORP	4,100.00  115,907.00									 4,100 	115,907.00
NABORS INDUSTRIES LTD	500.00	   19,600.00									   500 	 19,600.00
NCR CORP.		5,100.00  111,792.00									 5,100 	111,792.00
NCS HEALTHCARE "A" ESCROW10,000.00  3,510.00									10,000   3,510.00
NEIMAN MARCUS GROUP-CL B400.00	   12,040.00									   400 	 12,040.00
NEIMAN MARCUS GRP INC - A1,400.00  44,870.00									 1,400 	 44,870.00
NORTH FORK BANCORP.	400.00	   12,944.00									   400 	 12,944.00
ORACLE CORP		1,000.00   11,880.00									 1,000 	 11,880.00
PEPSIAMERICAS INC	1,000.00   12,490.00									 1,000 	 12,490.00
PEPSICO INC		1,600.00   69,248.00									 1,600 	 69,248.00
PFIZER INC		10,920.00 335,790.00									10,920  335,790.00
PIONEER NATURAL RESOURCES9,000.00 215,280.00									 9,000 	215,280.00
PLUM CREEK TIMBER CO INC 4,100.00  95,366.00									 4,100 	 95,366.00
PREMCOR INC		2,000.00   44,580.00									 2,000 	 44,580.00
PROBUSINESS SERVICES INC6,500.00   91,585.00									 6,500 	 91,585.00
PROCTER & GAMBLE CO.	3,900.00  350,415.00									 3,900 	350,415.00
PRUDENTIAL FINANCIAL CORP 1,500.00 47,955.00									 1,500 	 47,955.00
QUALCOMM INC.		1,500.00   47,835.00									 1,500 	 47,835.00
QUEST DIAGNOSTICS INC	700.00	   41,825.00								 	   700 	 41,825.00
RADIAN GROUP INC	200.00	    7,940.00									   200 	  7,940.00
RALCORP HOLDINGS INC	2,800.00   69,720.00									 2,800 	 69,720.00
RAMBUS INC		8,500.00  121,550.00									 8,500 	121,550.00
RAYONIER INC.		1,800.00   90,648.00									 1,800 	 90,648.00
RUDDICK CORP		4,000.00   53,240.00									 4,000 	 53,240.00
SAFEWAY INC		300.00	    4,986.00									   300 	  4,986.00
SANMINA CORP.		2,400.00   11,520.00									 2,400 	 11,520.00
SBC COMMUNICATIONS INC	2,432.00   56,811.52									 2,432 	 56,811.52
Shaw Communications Inc	5,500.00   66,440.00									 5,500 	 66,440.00
SIMON PROPERTY GROUP	8,700.00  319,464.00									 8,700 	319,464.00
TELEPHONE & DATA SYSTEMS2,800.00  120,652.00									 2,800  120,652.00
TEXAS GENCO HLDS-EX DIST8,900.00  154,860.00									 8,900  154,860.00
TEXAS INDUSTRIES INC	2,200.00   43,428.00									 2,200 	 43,428.00
TEXAS INSTRUMENTS INC	2,100.00   38,829.00									 2,100 	 38,829.00
THE MACERICH COMPANY	1,000.00   33,000.00									 1,000 	 33,000.00
THE WALT DISNEY COMPANY	22,000.00 410,520.00									22,000  410,520.00
TRAVELERS PROPERTY CAS-B8,600.00  139,750.00									 8,600 	139,750.00
UNITEDHEALTH GROUP INC.	2,800.00  257,964.00									 2,800 	257,964.00
US BANCORP		4,308.00   95,422.20									 4,308 	 95,422.20
VERISIGN INC		17,000.00 211,140.00									17,000  211,140.00
VERIZON COMMUNICATIONS	1,754.00   65,564.52									 1,754 	 65,564.52
VIACOM INC-CLASS B	1,000.00   43,410.00									 1,000 	 43,410.00
WACHOVIA CORP		500.00	   19,105.00					 				   500 	 19,105.00
WAL-MART STORES, INC	1,100.00   61,952.00									 1,100 	 61,952.00
WASHINGTON MUTUAL INC.	4,700.00  185,650.00									 4,700 	185,650.00
WASTE MAGEMENT INC(NEW)	7,200.00  156,384.00									 7,200 	156,384.00
WELLPOINT HEALTH NETWORKS1,400.00 106,316.00									 1,400 	106,316.00
WELLS FARGO & CO (NEW)	500.00	   24,130.00									   500 	 24,130.00
WESTERN DIGITAL CORP	2,700.00   25,191.00									 2,700 	 25,191.00
YUM BRANDS INC		6,400.00  158,080.00									 6,400 	158,080.00
														       -----------
				 										       $10,931,513
														       -----------



																    Pro Forma Combined
	 Par 		Par 			 						Par				Par
DEBT SECURITIES:	Value 	 Value 			 					Value 	 	Value 		Value 	 	Value
================	------	-------								----------	----------	-------		-----------
						AMER AIRLINE 6.817% 05/23/2011 SERIES 01-1	300,000.00	215,387.43	 300,000 	 215,387
						AMER WEST AIRLINES 7.105 04/02/2021 SERIES 01-1	340,623.24	347,161.95	 340,623 	 347,162
						BURLINGTON NORTH SANTA FE 8.625% 11/01/2004	280,000.00	302,632.40	 280,000 	 302,632
						CFAB 2002-1 2M2 FLOATER 3/25/32			350,000.00	347,757.83       350,000 	 347,758
						CFLAT 2001-AD1 2M2 FLOATER 11/25/30		1,000,000.00	996,673.40     1,000,000 	 996,673
						CFLAT 2002-C1 IIM2 FLOATER 1/25/32		160,000.00	158,551.58	 160,000 	 158,552
						CONTINENTAL AIRLINES 7.707% 04/02/2021		760,842.75	660,485.00	 760,843 	 660,485
						CSFB 2001-FL1A B FLT 12/5/12			584,083.50	583,785.21	 584,084 	 583,785
						CSFB MRTG 97C2-A3 6.55% 11/19/07		600,000.00	674,213.16	 600,000 	 674,213
						CWALT 1999 - 1 A4 6.75% 6/25/29			493,594.19	494,719.58	 493,594 	 494,720
						CWL 2001-BC1 A6 6.565% 11/25/31			800,000.00	864,894.32	 800,000 	 864,894
						ENERGY EAST CORPORATION 7.75% VAR 11/15/2003	150,000.00	154,493.70	 150,000 	 154,494
						FANNIE MAE 0% DISCOUNT NOTE 2/06/04		2,000,000.00	1,981,734.00   2,000,000       1,981,734
						FGCI 7.5% 10/1/16 #E01070			304,779.68	326,937.51	 304,780	 326,938
						FGLMC TBA 30 YR 7.50% 05/14/2033		3,700,000.00	3,947,437.50   3,700,000       3,947,438
						FHLMC GOLD TBA 5.50% 06/17/2018			100,000.00	103,718.80	 100,000 	 103,719
						FHLMC GOLD TBA 6.0% 06/17/18			1,800,000.00	1,878,188.40   1,800,000       1,878,188
						FNARM FLTR POOL# 110933 9/1/18			126,574.77	130,170.11	 126,575 	 130,170
						FNCL 12.5% POOL # 791 09/01/12			21,217.47	24,646.20	  21,217 	  24,646
						FNMA 4.25% 7/15/2007				4,600,000.00	4,871,427.60   4,600,000       4,871,428
						FNMA TBA 15 YR 5.00%   06/17/2018		3,000,000.00	3,078,750.00   3,000,000       3,078,750
						FNR G93-9 IO 8% 3/25/23				1,208,345.16	204,318.96     1,208,345 	 204,319
						FNS 237 2 8% 08/1/23				1,677,540.39	281,376.32     1,677,540 	 281,376
						FNS 251 2 8% 11/1/23				165,314.18	26,899.93	 165,314 	  26,900
						FNW 2002-W6 2A 7.5% 6/25/2042			943,839.13	1,035,485.91	 943,839       1,035,486
						FSPC T-51 2A 7.5% 8/25/42			902,025.50	988,502.68	 902,026 	 988,503
						FULB 1997-C1 A3 7.38% 04/18/07			1,800,000.00	2,054,448.90   1,800,000       2,054,449
						G2AR 5.375% 2/20/21 POOL # 8749			215,034.30	218,819.07	 215,034 	 218,819
						G2AR 5.375% POOL # 8309 01/20/18		173,540.37	178,801.17	 173,540 	 178,801
						G2AR 5.375% POOL 8103 02/20/16			757,992.75	779,740.84	 757,993 	 779,741
						G2AR 6.375% 6/20/21 POOL # 8797			706,959.81	723,044.27	 706,960 	 723,044
						G2AR 6.375% POOL # 8127 05/20/16		272,977.60	280,103.71	 272,978 	 280,104
						G2AR 6.375% POOL # 8137 06/20/16		245,821.11	252,237.10	 245,821 	 252,237
						G2AR 6.75% 9/20/21 POOL # 8836			253,755.87	259,399.29	 253,756 	 259,399
						GATX FINANCIAL CORP 7.75% 12/01/2006		195,000.00	191,214.86	 195,000 	 191,215
						GNMA 5.625% 12/2017				900,795.42	925,917.33	 900,795 	 925,917
						HCA INC 6.3% 10/1/12				75,000.00	77,101.18	  75,000 	  77,101
						HOME OWNERSHIP PFD				2,700.00      1,602,001.80	   2,700       1,602,002
						HOUSEHOLD FINANCE CORP 6.5% 1/24/2006		275,000.00	305,953.18	 275,000 	 305,953
						IMM 2001-3 M2 FLTR 10/25/2031			611,995.21	606,640.25	 611,995 	 606,640
						INHEL 2001-C M2 FLTR 12/25/2032			825,000.00	823,451.23	 825,000 	 823,451
						INHEL 2002-A M2 FLOATER 5/25/33			550,000.00	541,695.50	 550,000 	 541,696
						LBMLT 2001-3 M2    FLTR  9/25/2031		490,000.00	473,659.38	 490,000 	 473,659
						LBMT 2001-2 M2 FLTR 7/25/2031			1,000,000.00	982,725.50     1,000,000 	 982,726
						MSDWC 2001-NC2 M2 FLTR  1/25/2032		800,000.00	772,872.00       800,000 	 772,872
						NOMURA ASSET SEC  1998-D6 A1B 6.59% 03/17/28	1,715,000.00	1,954,184.36   1,715,000       1,954,184
						OLD NATIONAL BANK 6.75% 10/15/2011		225,000.00	252,302.18	 225,000 	 252,302
						OOMLT 2002-3 A1 2.08 8/25/2032			1,074,511.12	1,073,357.00   1,074,511       1,073,357
						POTASH CORP SASKATCHEWAN 7.75% 5/31/2011	350,000.00	418,906.60	 350,000 	 418,907
						RASC 2000-KS3 AI4 8.035% 9/25/2028		278,417.80	289,953.79	 278,418 	 289,954
						RESIDENTIAL ASSET SEC C Floater 7/25/2032	1,588,730.79	1,586,531.51   1,588,731       1,586,532
						S&P SWAP 03/23/04				15,327,708.00	537,251.49    15,327,708 	 537,251
						SAFEWAY INC 7.25% 9/15/2004			250,000.00	266,584.50	 250,000 	 266,585
						SBM7 1998-AQ1 A7 7.93% 6/25/2028		863,324.78	928,710.24	 863,325 	 928,710
						SOUTHTRUST CORP 8.625% 5/15/04			535,000.00	571,751.29	 535,000 	 571,751
						SPSAC 1997 1 A1 FLT 4/25/27			94,994.32	95,012.03	  94,994 	  95,012
						UNION PACIFIC CORP 7.60% 05/01/05		75,000.00	82,574.10	  75,000 	  82,574
						UNION PLANTERS CORP 6.25% 11/01/2003		150,000.00	153,180.75	 150,000 	 153,181
						UNITED AIR LINES 6.201% 9/01/2008		400,000.00	284,771.04	 400,000 	 284,771
						UNITED AIRLINES 7.032% 10/1/2010 SERIES 00-2	478,256.68	349,658.24	 478,257 	 349,658
						WASH MUTUAL BANK FA 6.875% 6/15/11		250,000.00	288,262.75	 250,000 	 288,263
						WELLPOINT HEALTH NETWORK 6.375% 6/15/2006	200,000.00	220,924.40	 200,000 	 220,924

SHORT-TERM:
===========								 				        - 	 	-
						JPM LIQUID ASST MMK				      883.19	     883.19	    883	            883
JPM PRIME MONEY MKT32,611.00	32,611.00	JPM PRIME MONEY MARKET				2,766,005.42   2,766,005.42   2,798,616       2,798,616

Total Investments		$10,964,124 				 				       $48,850,981 		     $59,815,105
				===========								      ============		     ===========

See accompanying notes to the pro forma financial statements

(a) Certain securities that do not conform to the investment strategies to be in effect after the reorganization will be disposed of prior to the reorganization.

(b) No securities will be sold by the Acquired Fund to align its portfolio with that of the Acquiring Fund.



============================================
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED APRIL 30, 2003
UNAUDITED
============================================
					First Quadrant		U.S. Stock	Pro		Pro
					Tax-Managed		Market		Forma		Forma
					Equity Fund		Plus Fund	Adjustments	Combined
INVESTMENT INCOME			--------------		-----------	-----------	-----------
-----------------
	Dividends		 	   $181,744 		   $355,978 	 $      - 	$  537,722
	Interest income		 	      3,358 		  1,801,626 	        - 	 1,804,984
	Foreign witholding tax		       (269)		 	- 		- 	      (269)
	Security lending income		        484 		 	- 		- 	       484
					--------------		-----------	-----------	-----------
	 		 		    185,316 		  2,157,605 	 	- 	 2,342,921
					--------------		-----------	-----------	-----------
EXPENSES
--------
	Investment advisory and
	  management fees		     73,326 		    326,904 	  70,050 (a)	   470,280
	Interest expense		         - 		    184,588 	 	- 	   184,588
	Transfer agent		 	     23,628 		    134,150 	 	- 	   157,778
	Custodian		 	     45,107 		     69,218 		- 	   114,325
	Professional fees		     27,731 		     27,222 	 (13,000)(b)	    41,953
	Registration fees		     19,739 		     20,810 		- 	    40,549
	Trustees fees and expenses 	      1,626 		      4,026 		- 	     5,652
	Insurance			         - 		      3,836 		- 	     3,836
	Miscellaneous			      1,579 		      9,218 		- 	    10,797
					--------------		-----------	-----------	-----------
Total expenses before reductions	    192,736 		    779,971 	  57,050 	 1,029,757
	Less reimbursement/waiver	   (105,260)		   (183,508)	  (8,064)(b)	  (296,832)
	Less reductions			     (1,196)		       (572)		 - 	    (1,768)
					--------------		-----------	-----------	-----------
Net expenses				     86,280 		    595,891 	   48,986 	   731,157
					--------------		-----------	-----------	-----------
Net investment income			     99,037 		  1,561,713 	  (48,986)	 1,611,764
					--------------		-----------	-----------	-----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
   Realized loss on:
	Investments and option contracts (1,232,301)		 (5,531,931)		 - 	 (6,764,231)
	Futures contracts	 		 - 	        (12,202,898)		 -      (12,202,898)
   Change in unrealized appreciation
   (depreciation) of:
	Investments	 		    (14,868)	 	  4,125,785 		 - 	  4,110,918
	Futures and swap contracts	 	 -		 (2,291,217)		 - 	 (2,291,217)
					--------------		-----------	-----------	------------
Net realized and unrealized loss
  on investments			 (1,247,168)	       (15,900,260)              -      (17,147,429)
					--------------		-----------	-----------	------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS	        $(1,148,131)          $(14,338,547)	   $27,561     $(15,535,664)
					==============		===========	===========	============


============================================================
    Managers U.S. Stock Market Plus Fund/First Quadrant
	        Tax-Managed Equity Fund

    Notes to Pro Forma Combining Financial Statements
  	       April 30, 2003 (Unaudited)
============================================================

1.  Basis of Combination
------------------------
The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Managers U.S. Stock Market Plus Fund ("SMP Fund") and Managers AMG Funds - First Quadrant Tax-Managed Equity Fund ("FQ Fund", collectively the "Funds") as if the reorganization occurred as of and for the year ended April 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset value of each Fund at April 30, 2003 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of FQ Fund in exchange for shares of SMP Fund. The Managers Funds LLC ("TMF" or the "Advisor") will bear 40% of the costs and expenses of the reorganization. The SMP Fund and the FQ Fund will proportionally share the remaining 60% of the costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

Pro Forma Adjustments
---------------------
The Pro Forma adjustments below reflect the impact of the merger between SMP Fund and FQ Fund.

	(a) To increase Investment Advisory and Management Fee to reflect the FQ Fund fee schedule.

	(b) Adjustment to increase TMF's waiver and to reduce other expenses as a result of the merger.

2. Shares of Beneficial Interest
--------------------------------
Immediately prior to the closing date, the SMP Fund will effect a reverse stock split to adjust the net asset value per share to match that of the FQ Fund. The Pro Forma net asset value per share reflects the effect of the reverse stock split. Therefore, the pro forma data reflects an exchange ratio of approximately one for one of each FQ Fund shares issued for each share of SMP Fund. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding.

3. Pro Forma Operations
-----------------------
Pro Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory fees have been calculated for the combined Fund based on the fee schedule in effect for FQ Fund at the combined level of average net assets for the year ended April 30, 2003.

4. Portfolio Valuation
----------------------
Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

			MISCELLANEOUS
			-------------
AVAILABLE INFORMATION
---------------------
The Trust and AMG Trust and their respective series are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940. Accordingly, they file reports, proxy material and other information with the SEC which can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS
-------------
Certain legal matters in connection with the issuance of shares as part of the Reorganization will be passed upon by Goodwin Procter
LLP, counsel to the Trust and AMG Trust.

EXPERTS
-------
The audited financial statements of the Fund and FQ Fund incorporated by reference in the Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Fund's and FQ Fund's independent public accountants, to the extent indicated in their reports thereon which are included in the respective Annual Reports to shareholders of the Fund for the fiscal year ended March 31, 2003 and FQ Fund for the fiscal year ended October 31, 2002. The financial statements of the Fund and FQ Fund audited by PricewaterhouseCoopers LLP have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.


			APPENDIX A
			-----------
First Quadrant, L.P.
Proxy Voting
Policies and Procedures
-----------------------

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interest above those of its clients.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. ("First Quadrant") votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. First Quadrant maintains a Proxy Committee (the "Committee"), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when determining how proxies are voted. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client's account. The Committee meets at least annually to review, approve, and adopt as First Quadrant's own policies, ISS proxy voting policies (a summary of which is attached). Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client's desires.

First Quadrant's portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies
---------------------
When a new portfolio is opened where First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as First Quadrant's proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to ISS for execution. Additionally, on a quarterly basis, First Quadrant provides ISS with a list of the portfolios for which First Quadrant holds voting authority.
ISS, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant's Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and ISS are appropriately notified; receiving and forwarding to the Committee and ultimately ISS, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant's responses.

Conflicts of Interest
---------------------
The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and thereby removes any conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from ISS, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to ISS if First Quadrant has a material conflict of interest.


			ISS Proxy Voting
		ISS Proxy Voting Guidelines Summary
		-----------------------------------

The following is a concise summary of ISS's proxy voting policy guidelines.

1.	Auditors
================
Vote FOR proposals to ratify auditors, unless any of the following apply:
	* An auditor has a financial interest in or association with the company, and is therefore not independent
	* Fees for non-audit services are excessive, or
	* There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. 	Board of Directors
==========================
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
--------------------------------------------
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
--------------------------------------------
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
-------------------------------------------------------------
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights
==========================
Shareholder Ability to Act by Written Consent
---------------------------------------------
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
--------------------------------------------
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
-------------------------------
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
-----------------
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
-------------------
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	 Proxy Contests
=======================
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. 	Poison Pills
====================
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings
============================================
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	 Reincorporation Proposals
==================================
Proposals to change a company's state of incorporation should be evaluated on a CASE BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure
====================
Common Stock Authorization
--------------------------
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
----------------
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

	* It is intended for financing purposes with minimal or no dilution to current shareholders
	* It is not designed to preserve the voting power of an insider or significant shareholder

9. 	Executive and Director Compensation
===========================================
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation datadisclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

* Historic trading patterns
* Rationale for the repricing
* Value-for-value exchange
* Option vesting
* Term of the option
* Exercise price
* Participation

Employee Stock Purchase Plans
-----------------------------
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

*  Purchase price is at least 85 percent of fair market value
*  Offering period is 27 months or less, and
*  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
-------------------------------------
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. 	Social and Environmental Issues
=======================================
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

===============================================================
			PART C
			------

		   OTHER INFORMATION

Item 15.	INDEMNIFICATION
------------	------------------------------------------
Reference is made to Article VIII, Sections 1, 2 and
3 of Registrant's Declaration of Trust with respect to the indemnification of the trustees and officers of Registrant against liabilities which may be incurred by them in such capacities

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
(other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	EXHIBITS
EXHIBIT NUMBER	EXHIBIT TITLE
---------------	-----------------------------------------------------
(1)		Declaration of Trust dated December 17, 1991.  (iii)

(2)		By-Laws.  (ii)

(3)		Not Applicable.

(4)		Agreement and Plan of Reorganization.  (filed herewith)

(5)		Instruments Defining Rights of Security Holders.  (i)

(6)(i)		Fund Management Agreement between The Managers Funds LLC
		and Managers Trust I, dated as of August 1, 2000. (iv)

(6)(ii)		Sub-Advisory Agreement between The Managers Funds LLC
		and Smith Breeden Associates, Inc., dated
		August 1, 2000. (iv)

(7)		Distribution Agreement between Managers Distributors, Inc.
		and Managers Trust I dated August 1, 2000.  (v)

(8)		Not Applicable.

(9)		Custodian Contract between The Bank of New York and
		Managers Trust I dated  August 5, 2002.  (vi)

(10)		Not applicable.

(11)		Legal Opinion. (i)

(12)		Legal Opinion with respect to tax matters.
		(to be filed by amendment)

(13)(i)		(h)(i)	Administration and Shareholder Servicing Agreement,
		dated as of August 1, 2000. (iv)

(13)(ii)	Transfer Agency and Service Agreement between Managers
		Trust I and State Street Bank and Trust Company, dated as
		of August 1, 2000.  (iv)

(14)		Consents of PricewaterhouseCoopers. (filed herewith)

(15)		Not applicable.

(16)(i)		Power of Attorney for the Trustees of the Registrant dated
		March 14, 2003.  (vii)

(16)(ii)	Power of Attorney for the Officers of the Registrant dated
		March 14, 2003.  (vii)

(17)		Not applicable.


				C-1


-----------	--------------------------------------------------------------
(i)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909, 811-6520
		(filed April 14, 1992).


(ii)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909; 811-6520
		(filed August 1, 1995).


(iii)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909; 811-6520
		(filed July 31, 1998).


(iv)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909; 811-6520
		(filed August 1, 2000).


(v)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909; 811-6520
		(filed August 1, 2001).


(vi)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N1-A, Registration Nos. 033-44909; 811-6520
		(filed May 30, 2003).

(vii)		Filed as an exhibit to the Registrant's Registration Statement
		on Form N-14, Registration Nos. 333-105902
		(filed June 6, 2003).


Item 17		UNDERTAKINGS
-----------	--------------------------------------------------------------
(1)		The undersigned Registrant agrees that prior to any public
		reoffering of the securities registered through the use of a
		prospectus which is a part of this registration statement by
		any person or party who is deemed to be an underwriter within
		the meaning of Rule 145(c) of the Securities Act, the reoffering
		prospectus will contain the information called for by the
		applicable registration form for the reofferings by persons who
		may be deemed underwriters, in addition to the information called
		for by the other items of the applicable form.

(2)		The undersigned Registrant agrees that every prospectus that is
		filed under paragraph (1) above will be filed as a part of an
		amendment to the registration statement and will not be used
		until the amendment is effective, and that, in determining any
		liability under the 1933 Act, each post-effective amendment shall
		be deemed to be a new registration statement for the securities
		offered therein, and the offering of the securities at that time
		shall be deemed to be the initial bona fide offering of them.

				C-2

=====================================================================

Exhibit No. (4)	Agreement and Plan of Reorganization

=====================================================================


		AGREEMENT AND PLAN OF REORGANIZATION
		------------------------------------

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of March, 2003, by and between Managers Trust I (the "Acquiring Trust"), a Massachusetts business trust with its principal place of business at 40 Richards Ave. Norwalk, CT 06854, on behalf of its series, Managers U.S. Stock Market Plus Fund (the "Acquiring Fund") and Managers AMG Funds (the "Acquired Trust"), a Massachusetts business trust with its principal place of business at 40 Richards Ave. Norwalk, CT 06854, on behalf of its series, First Quadrant Tax-Managed Equity Fund (the "Acquired Fund"). All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Acquiring Trust or the Acquired Trust, as the case may be.

  This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  WHEREAS, the Acquiring Fund and the Acquired Fund are open-end, registered investment companies of the management type or a series thereof, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, the Trustees of the Acquiring Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Stated Liabilities of the Acquired Fund described in paragraph 1.3, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

  WHEREAS, the Trustees of the Acquired Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Stated Liabilities of the Acquired Fund described in paragraph 1.3 by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND
	IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE STATED LIABILITIES OF THE ACQUIRED FUND AND THE
	LIQUIDATION OF THE ACQUIRED FUND

  1.1	Subject to the requisite approval of the Acquired Fund
	shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Trust, on behalf Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Acquired Fund described in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1
(the "Closing").

  1.2	The assets of the Acquired Fund to be acquired by the
Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the
"Closing Date") (collectively, "Assets").

  1.3	The Acquired Fund will endeavor to discharge all of its
known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date (as defined in Section 3.1) delivered by the Trust, on behalf of the Acquired Fund to the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

  1.4	Immediately after the transfer of Assets provided for in
paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund and the Acquiring Trust will not issue certificates representing the Acquiring Fund Shares; provided, however, that any share certificates representing shares of the Acquired Fund that have been issued by the Acquired Trust and have not been canceled prior to the Closing shall, from and after the Closing Date, represent a corresponding number of Acquiring Fund Shares determined in accordance with Section 2.3.

  1.5	Any reporting responsibility of the Acquired Fund
including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

  1.6	All books and records of the Acquired Fund, including
all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be transferred to the Acquiring Fund as soon as practicable following the Closing Date.

2.	VALUATION
	---------

  2.1	The value of the Assets shall be the value of such
assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust and the then-current prospectus and statement of additional information, together with any other valuation procedures established by the Trustees of the Acquiring Trust.

  2.2	The net asset value of an Acquiring Fund Share shall be
the net asset value per share computed on the Valuation Date, using the valuation procedures referred to in paragraph 2.1.

  2.3	The number of Acquiring Fund Shares to be issued
(including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the Acquired Fund's net assets determined using the valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

  2.4	All computations of value shall be made by or under the
direction of each Fund's respective record keeping agent, if applicable, and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.	CLOSING AND CLOSING DATE
	------------------------

  3.1	The Closing of the transactions contemplated by this
Agreement shall be July 31, 2003, or such other date as the parties may agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern Time on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of the Acquiring Fund or at such other location as the parties may agree.

  3.2	The Acquired Fund shall direct The Bank of New York, as
custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets shall have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940
Act) in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

  3.3	The Acquired Fund shall direct Boston Financial Data
Service, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated in this Agreement.

  3.4	In the event that on the Valuation Date (a) the New York
Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the respective officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first trading day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES
	------------------------------

  4.1	Except as has been disclosed to the Acquiring Fund in a
written instrument executed by an officer of the Acquired Trust, the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

	(a)	The Acquired Fund is duly organized as a series of
the Acquired Trust, a voluntary association of the type commonly referred to as a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended and/or restated through the date hereof (the Declaration of Trust of a Massachusetts business trust as amended and/or restated through the date in question being hereinafter referred to as its "Declaration of Trust") to own all of its properties and assets and to carry on its business as it is now being conducted;

	(b)	The Acquired Trust is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and such registration is in full force and effect;

	(c)	No consent, approval, authorization, or order of
any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

	(d)	The current prospectus and statement of additional
information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

	(e)	On the Closing Date, the Acquired Trust, on behalf
of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

	(f)	The Acquired Fund is not, and the execution,
delivery and performance of this Agreement will not result, in a material violation of the Acquired Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

	(g)	The execution, delivery and performance of this
Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

	(h)	All material contracts or other commitments of the
Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

	(i)	Except as otherwise disclosed in writing to and
accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

	(j)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

	(k)	Since October 31, 2002, there has not been any
material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund or as may arise under an agreement to repay amounts reimbursed or fees waived by the Acquired Fund's investment advisor. For the purposes of this subparagraph (k), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

	(l)	On the Closing Date, all Federal and other tax
returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

	(m)	For each taxable year of its operation (including
the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

	(n)	All issued and outstanding shares of the Acquired
Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Trust (recognizing that under Massachusetts law shareholders of the Acquired Fund could under certain circumstances be held personally liable for its obligations). All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

	(o)	The execution, delivery and performance of this
Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

	(p)	The information to be furnished by the Acquired
Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

  4.2	Except as has been disclosed to the Acquired Fund in a
written instrument executed by an officer of the Acquiring Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

	(a)	The Acquiring Fund is duly organized as a series
of the Acquiring Trust, a voluntary association of the type commonly referred to as a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

	(b)	The Acquiring Trust is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and such registration is in full force and effect;

	(c)	No consent, approval, authorization, or order of
any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

	(d)	The current prospectus and statement of additional
information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

	(e)	On the Closing Date, the Acquiring Trust, on
behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

	(f)	The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement will not result, in a material violation of the Acquiring Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

	(g)	The execution, delivery and performance of this
Agreement will not result, in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

	(h)	Except as otherwise disclosed in writing to and
accepted by the Acquired Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

	(i)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at March 31, 2003 will be audited by PricewaterhouseCoopers LLP, independent auditors, and will be in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there will be no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

	(j)	After March 31, 2003, there will not have been any
material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund or as may arise under an agreement to repay amounts reimbursed or fees waived by the Acquiring Fund's investment advisor. For purposes of this subparagraph (j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

	(k)	On the Closing Date, all Federal and other tax
returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

	(l)	For each taxable year of its operation (including
the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such (or will so elect), has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

	(m)	All issued and outstanding Acquiring Fund Shares
are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust (recognizing that under Massachusetts law shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

	(n)	The execution, delivery and performance of this
Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

	(o)	The Acquiring Fund Shares to be issued and
delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

	(p)	The information to be furnished by the Acquiring
Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

	(q)	That (i) from its effective date through the date
of the Closing, Registration Statement on Form N-14 of the Acquiring Fund relating to the Acquiring Fund Shares issuable hereunder, and any amendment or supplement thereto (the "Registration Statement"), and (ii) from the date definitive proxy materials of the Acquiring Fund related to the matters described in paragraph 5.2 (the "Proxy Materials") are first distributed to shareholders through the date of the shareholders meeting contemplated therein (and any adjournments thereof), the Proxy Materials of the Acquiring Fund, and any amendment or supplement thereto, shall (A) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Registration Statement and Proxy Materials made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (B) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
	-----------------------------------------------------

  5.1	The Acquiring Fund and the Acquired Fund each covenants
to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and distributions and any other distribution that may be advisable and (ii) other actions that the Acquiring Fund or Acquired Fund may deem necessary or advisable to facilitate the transactions contemplated by this Agreement.

  5.2	The Acquiring Fund covenants to call a meeting of its
shareholders to consider and act upon (a) any amendments to the Acquiring Fund's investment objectives and policies necessary to cause them to be the same in all material respects as those of the Acquired Fund provided such amendments require shareholder approval; and (b) investment management and sub-advisory agreements substantially similar to those of the Acquired Fund, so as to secure shareholder approval prior to the Closing Date, and shall prepare and distribute the Proxy Materials, complying in all material respects with the requirements of the 1934 Act and 1940 Act applicable to such solicitation.

  5.3	The Acquiring Fund will prepare and distribute the
Registration Statement and deliver the prospectus relating to the Acquiring Fund Shares to be issued hereunder, complying in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, applicable to the distribution of Acquiring Fund Shares in the Closing.

  5.4	The Acquired Fund covenants that the Acquiring Fund
Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

  5.5	The Acquired Fund will assist the Acquiring Fund in
obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

  5.6	Subject to the provisions of this Agreement, the
Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.7	The Acquired Fund will provide the Acquiring Fund with
such information regarding the Acquired Fund reasonably necessary to ensure compliance with the 1933 Act, the 1934 Act and the 1940 Act in the preparation of (a) the Registration Statement and (b) the Proxy Materials.

  5.8	If determined by the officers of the Acquiring Fund, in
their sole discretion, to be advisable, the Acquiring Fund will effect a stock dividend or reverse split such that the net asset value of the Acquiring Fund equals the net asset value of the Acquired Fund on the Valuation Date.

  5.9	As soon as is reasonably practicable after the Closing,
the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

  5.10	The Acquiring Fund and the Acquired Fund shall each use
its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

  5.11	The Acquired Trust, on behalf of Acquired Fund,
covenants that the Acquired Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

  5.12	The Acquiring Fund will use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and other applicable law as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
	--------------------------------------------------------

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1	All representations and warranties of the Acquiring
Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

  6.2	The Acquiring Trust shall have delivered to the Acquired
Trust a certificate executed in its name by its President or Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request;

  6.3	The Acquiring Trust, on behalf of the Acquiring Fund,
shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

  6.4	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
	---------------------------------------------------------

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Trust's election to the performance by the Acquired Trust, on behalf of the Acquired Fund, all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  7.1	All representations and warranties of the Acquired
Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

  7.2	The Acquired Trust shall have delivered to the Acquiring
Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired
Trust;

  7.3	The Acquired Trust shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by its President or Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Trust shall reasonably request;

  7.4	The Acquired Trust, on behalf of the Acquired Fund,
shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date;

  7.5	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

  7.6	The Acquired Fund shall have declared and paid a
distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m.

Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
	FUND AND THE ACQUIRED FUND
	------------------------------------------------------------

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1	Approval of the proposals described in paragraph 5.2 by
the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the provisions of the Acquiring Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the conditions set forth in this paragraph 8.1;

  8.2	On the Closing Date no action, suit or other proceeding
shall be pending or, to the Acquired Trust's or the Acquiring Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  8.3	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

  8.4	The Registration Statement shall have become effective
under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

  8.5	The parties shall have received the opinion of Goodwin
Procter LLP addressed to the Acquired Trust and the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Goodwin Procter LLP of representations it shall request of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES
	---------------------------

  9.1	The Acquiring Trust, on behalf of the Acquiring Fund,
and the Acquired Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

  9.2	The expenses relating to the proposed Reorganization
shall be borne in such manner as may be approved by the Trustees of the Acquired and Acquiring Trusts.

10.	ENTIRE AGREEMENT
	----------------

The Acquiring Trust and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Except for covenants to be performed after the Closing, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	TERMINATION
	-----------

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 31, 2003, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.	AMENDMENTS
	----------

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed in writing by the authorized officers of the Acquiring Trust and the Acquired Trust.

13.	NOTICES
	-------

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Acquired Trust, 40 Richards Avenue, Norwalk, CT 06854, or to the Acquiring Trust, 40 Richards Avenue, Norwalk, CT 06854, in each case with a copy to Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, Attn: Philip H. Newman, P.C.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION
	OF LIABILITY
	-------------------------------------------------------------

  14.1	The Article and paragraph headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.

  14.3	This Agreement shall be governed by and construed in
accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

  14.4	This Agreement shall bind and inure to the benefit of
the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5	References in this Agreement to the Acquiring Trust mean
and refer to the Trustees from time to time serving under the Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquiring Trust conducts its business. It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but bind only the property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquiring Trust acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of the Acquiring Trust.

  14.6	References in this Agreement to the Acquired Trust mean
and refer to the Trustees from time to time serving under the Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Board of Trustees of the Acquired Trust, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Trust acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Agreement and Declaration of Trust of the Acquired Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

			MANAGERS TRUST I, on behalf of its series, MANAGERS U.S. STOCK MARKET PLUS FUND

			By: /s/ Peter M. Lebovitz
				-----------------

			Title:	President
				---------


			MANAGERS AMG FUNDS, on behalf of its series, FIRST QUADRANT TAX-MANAGED EQUITY FUND

			By: /s/ Peter M. Lebovitz
				-----------------

			Title:	President
				---------

=====================================================================

Exhibit No. (14)	Consents of PricewaterhouseCoopers LLP

=====================================================================

		CONSENT OF INDEPENDENT ACCOUNTANTS
		----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated May 21, 2003, relating to the financial statements and financial highlights, which appears in the March 31, 2003 Annual Report to Shareholders of Managers U.S. Stock Market Plus Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Boston, Massachusetts
July 31, 2003

=====================================================================

			   SIGNATURES

=====================================================================

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Norwalk and State of Connecticut, on the 31st day of July, 2003.

					MANAGERS TRUST I

					By: /s/ Donald S. Rumery
					------------------------

					Name: Donald S. Rumery

					Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature			Title				Date
--------------------		------------------		-----------


        *
--------------------
Peter M. Lebovitz		President and Trustee		July 31, 2003
				(Principal Executive Officer)


        *
--------------------
Galan G. Daukas			Chief Financial Officer		July 31, 2003
				(Principal Financial Officer)


/s/ Donald S. Rumery
--------------------		Treasurer, Secretary and
Donald S. Rumery		(Principal Accounting Officer)	July 31, 2003



        *
--------------------
Jack W. Aber			Trustee				July 31, 2003



        *
--------------------
William E. Chapman, II		Trustee				July 31, 2003



        *
--------------------
Sean M. Healey			Trustee				July 31, 2003



        *
--------------------
Edward J. Kaier			Trustee				July 31, 2003



        *
--------------------
Madeline H. McWhinney		Trustee				July 31, 2003



        *
--------------------
Steven J. Paggioli		Trustee				July 31, 2003


        *
--------------------
Eric Rakowski			Trustee				July 31, 2003



        *
--------------------
Thomas R. Schneeweis		Trustee				July 31, 2003



*  By /s/ Donald S. Rumery pursuant to Power of Attorney.
      --------------------